Exhibit 10.27

COLLECTIVE LABOR CONTRACT

COLLECTIVE LABOR CONTRACT FOR THE COMPETITIVENESS AND PROFITABILITY OF THE PRODUCTIVE FACTORS, ENTERED INTO BY THE WORKERS UNION FOR THE CHEMICAL, PETROCHEMICAL, CARBON CHEMICAL, SIMILAR AND RELATED INDUSTRIES OF THE MEXICAN REPUBLIC, WITH DOMICILE IN INSURGENTES SUR AVE. NUMBER 756, COLONIA DEL VALLE, ZIP CODE 03100, MEXICO CITY, AND INHOPOS FOFATADOS DE MÉXICO, S. DE R. L. DE C.V. WITH DOMICILE IN COMPLEJO INDUSTRIAL PAJARITOS COATZACOALCOS. VERACRUZ, ZIP CODE 96830.

PARTIES

THE WORKERS UNION FOR THE CHEMICAL, PETROCHEMICAL, CARBON CHEMICAL, SIMILAR AND RELATED INDUSTRIES OF THE MEXICAN REPUBLIC, STATES TO BE LEGALLY INCORPORATED AS PER THE FEDERAL LABOR LAW, REPRESENTED BY MR. GILBERTO MUÑOZ MOSQUEDA, ACTING AS THE GENERAL SECRETARY OF THE NATIONAL EXECUTIVE COMMITTEE (C.E.N) OF SUCH, AND THAT IT IS REGISTERED BEFORE THE GENERAL OFFICE FOR COOPERATIVE ORGANIZATIONS AND ASSOCIATIONS BEFORE THE SOCIAL PREVISION AND LABOR SECRETARY UNDER NUMBER 3137, AND THAT IT IS A MEMBER OF THE MEXICAN WORKERS CONFEDERATION (C.T.M.)

INHOPOS FOSFATADOS DE MÉXICO, S. DE R. L. DE C.V. STATES TO BE A MEXICAN CORPORATION DULY INCORPORATED AS PER THE MEXICAN LAW, PREVIOUS PERMIT GRANTED BY THE FEDERAL GOVERNMENT AS PER THE CHARTER OF INCORPORATION IN PUBLIC DEED NUMBER 15,232, AS OF AUGUST 17TH, 2004, AND TAT IS THE FULL OWNER OF THE INDUSTRIAL FACILITY FOR THE ELABORATION OF CHEMICAL PRODUCTS, REPRESENTED BY LIC. PABLO GERARDO LOPEZ SANCHEZ ACTING AS LEGAL REPRESENTATIVE OF SUCH COMPANY, WHICH IS ESTABLISHED IN ITS DOMICILE COMPLEJO INDUSTRIAL DE PAJARITOS, COATZACOALCOS, VERACRUZ.

LEGAL PERSONALITY

UNION AND COMPANY RECOGNIZE TROUGH THEIR LEGAL REPRESENTATIVES THE PERSONALITIES OF EACH OTHER AND APPEAR TO EXECUTE AND SIGN THIS COLLECTIVE LABOR CONTRACT, AS PER THE FOLLOWING

STATEMENT

UNION AND COMPANY, RECOGNIZE THAT THEY HAVE THE COMMITMENT TO DIRECT, PROMOTE AND ESTABLISH A MODERN CULTURE AMONG THEIR PERSONNEL, IN WHICH THE SENSE OF PERTAIN OR PROPERTY IS DEVELOPED BY THE PROCESSES AND FACILITIES, FOMENTING PARTICIPATIVE ATTITUDE AND BEHAVIOR FOR TEAMWORK AND CONTINUOUS IMPROVEMENT, WITH CREATIVITY, EFFORT AND THE PRACTICE F VALUES THAT CONTRIBUTE TO THE MISSION OF THE COMPANY AND THEREFORE AGREE TO ESTABLISH TRAINING PROGRAMS FOR NEW EMPLOYEES AND OFFER THOSE ALREADY IN THE FACILITY THE OPPORTUNITY OF DEVELOPMENT, ACQUIRING KNOWLEDGE AND ABILITIES UNDER THE TERMS OF THE OPERATION MANUALS, MODERNITY, QUALITY, SECURITY, HEALTH AND ENVIRONMENT, ACCORDING TO THE TRAINING, SKILLS AND SELF DEVELOPMENT OF THE EMPLOYEE SYSTEMS, GRANTING THEREFORE THE FOLLOWING

Procedure No.: CCT-001 Issue Date: February /05 Last review: June /02 Review Frequency: Annual Next Review: February /06 Page No: 1 of 11	A U T O R I Z A C I O N E S
	LIC. ADRIAN ALMEIDA SOSA Human Resources and Communication Director	C. GILBERTO MUÑOZ MOSQUEDA General Secretary S.T.I.Q.P.C.S.Y C. DE LA R.M.

COLLECTIVE LABOR CONTRACT

CLAUSES

FIRST.- THE COMPANY RECOGNIZES THE UNION AS THE SOLE AND LEGITIMATE REPRESENTATIVE OF THE PROFESSIONAL INTEREST OF THE SYNDICATED FACTORY WORKERS AFFILIATED TO SECTION 23 OF THE WORKERS UNION FOR THE CHEMICAL, PETROCHEMICAL, CARBON CHEMICAL, SIMILAR AND RELATED INDUSTRIES OF THE MEXICAN REPUBLIC THAT PROVIDE THEIR SERVICES. THE PRESENT CONTRACT SHALL GOVERN AT THE INDUSTRIAL UNIT LOCATED INSIDE TE PETROCHEMICAL COMPLEX “PAJARITOS” IN COATZACOALCOS, VERACRUZ, AND TO BE THE EXCLUSIVE TITLE HOLDER AND ADMINISTRATOR OF THE PRESENT CONTRACT AND ALSO ANY OTHER AGREEMENT EXECUTED BETWEEN THE COMPANY AND THE WORKERS SHALL BE SANCTIONED BY THE C.E.N. OR PERSON APPOINTED BY IT.

SECOND.- UNION AND COMPANY HAVE TE RESPONSIBILITY TO HIRE PERSONNEL ACCORDING TO THE FOLLOWING REQUIREMENTS:

A.- TO BE A MEMBER OF THE UNION

B.- PROVE TO HAVE A HIGH SCHOOL, TECHNICAL HIGH SCHOOL OR TECHNICIAN DEGREE.

C.- TO PASS THE ADMISSION EXAMS ESTABLISHED BY THE COMPANY.

THIRD.- UNION AND COMPANY AGREE THAT REGARDING LABOR RELATIONS, SOCIAL SECURITY, ENVIRONMENT, ETC. AND ALSO EVERYTHING ELSE NOT PROVIDED IN THIS CONTRACT, THE PROVISIONS OF THE MEXICAN LAW AND THE CONTRACTS EXECUTED BETWEEN THE COMPANY AND THE UNION SHALL GOVERN, AND THAT ARE APPLICABLE TO THE PARTICULAR CASE. (FEDERAL LABOR LAW, SOCIAL SECURITY LAW, GENERAL ENVIRONMENTAL PROTECTION LAW; TRAINING AGREEMENT; ETC) ALSO THE COMPANY SHALL AFFILIATE ITS WORKERS TO THE SOCIAL SECURITY INSTITUTION (I.M.S.S.), PAYING THE RESPECTIVE PATRON/WORKER FEE:

FOURTH.- WHEN, UNDER ANY CAUSE A WORKERS STOPS PERTAINING THE UNION, THE COMPANY WITHOUT LIABILITY, OBLIGES TO CEASE THE WORKER, PRIOR REQUEST IN WRITING TO THE CONTRACTING UNION.

FIFTH.- IT IS THE RESPONSIBILITY OF THE PARTIES THE CONSTITUTION AND GOOD FUNCTION OF THE TRAINING COMMISSIONS, SECURITY AND HEALTH AND ALL OTHERS THAT ARE MANDATORY BY LAW.

Procedure No.: CCT-001 Issue Date: February /05 Last review: June /02 Review Frequency: Annual Next Review: February /06 Page No: 2 of 11	A U T O R I Z A C I O N E S
	LIC. ADRIAN ALMEIDA SOSA Human Resources and Communication Director	C. GILBERTO MUÑOZ MOSQUEDA General Secretary S.T.I.Q.P.C.S.Y C. DE LA R.M.

COLLECTIVE LABOR CONTRACT

SIXTH.- THE COMPANY SHALL TRAIN ITS WORKERS AND SUCH SHALL ACCEPT TRAINING AS PER CHAPTER III BIS OF THE FEDERAL LABOR LAW, UNDER ARTICLE 153 FROM WHICH THE FOLLOWING PROVISIONS ARE STATED AND NOT LIMITED TO:

ARTICLE 153 A.- ANY WORKER HAS THE RIGHT TO BE TRAINED BY ITS EMPLOYER AT WORK, TO PERMIT THE UPGRADE OF ITS QUALITY OF LIFE AND PRODUCTIVITY, AS PER THE PLANS AND PROGRAMS ELABORATED IN AGREEMENT BETWEEN THE EMPLOYER AND THE UNION OR ITS WORKERS AND, IF IT APPLIES, APPROVED BY THE LABOR AND SOCIAL PREVISION SECRETARY.

ARTICLE 153 B.- IN ORDER TO BE ABLE TO FULFILL THE OBLIGATION PROVIDED UNDER THE FORMER ARTICLE, EMPLOYERS CAN AGREE WITH THEIR WORKERS THAT ALL TRAINING SHALL BE PROVIDED WITHIN THEIR WORKING FACILITY OR OUTSIDE, GRANTED BY OWN PERSONNEL OR SPECIALLY CONTRACTED INSTRUCTORS, INSTITUTIONS, SCHOOLS OR SPECIALIZED ORGANIZATIONS OR TROUGH THE ADHERENCE TO GENERAL SYSTEMS ESTABLISHED AND REGISTERED BEFORE THE LABOR AND SOCIAL PREVISION SECRETARY.

ARTICLE 153 E.- TRAINING MENTIONED IN ARTICLE 153 A, SHALL BE PROVIDED TO THE WORKER DURING LABOR HOURS, UNLESS ATTENDING TO THE NATURE OF THE EMPLOYER SERVICES AND THE WORKER, AGREE TO BE PROVIDED IN ANY OTHER WAY; AND ALSO IN THE EVENT THAT THE WORKER WISHES TO TRAIN FOR A DIFFERENT ACTIVITY THAN THE ONE WORKING IN, THEREFORE IN THIS CASE, TRAINING SHALL NOT BE DURING LABOR HOURS.

ARTICLE 153 F.- THE PURPOSE OF TRAINING SHALL BE:

I.- UPDATE AND IMPROVE KNOWLEDGE AND ABILITIES OF THE WORKER IN ITS ACTIVITIES, AND TO PROVIDE THEM WITH INFORMATION REGARDING THE APPLICATION OF A NEW TECHNOLOGY IN SUCH.

II.- PREPARE THE WORKER TO FILL A VACANCY OR A NEWLY CREATED POSITION.

III.- TO PREVENT LABOR RISKS.

IV.- INCREASE PRODUCTIVITY.

V.- IN GENERAL TO IMPROVE THE WORKER SKILLS.

Procedure No.: CCT-001 Issue Date: February /05 Last review: June /02 Review Frequency: Annual Next Review: February /06 Page No: 3 of 11	A U T O R I Z A C I O N E S
	LIC. ADRIAN ALMEIDA SOSA Human Resources and Communication Director	C. GILBERTO MUÑOZ MOSQUEDA General Secretary S.T.I.Q.P.C.S.Y C. DE LA R.M.

COLLECTIVE LABOR CONTRACT

ARTICLE 153 G.- DURING THE TIME PERIOD THAT A NEW WORKER, WHICH REQUIRES EQUAL TRAINING FOR THE WORK TO BE OCCUPIED, RECEIVES SUCH TRAINING, THE WORKER WILL PROVIDED SERVICES AS PER THE GENERAL LABOR CONDITIONS THAT GOVERN IN THE COMPANY OR AS PER THE PROVISIONS OF THIS CONTRACT.

SEVENTH.- FOR ALL WORKS THAT DO NOT CORRESPOND THE NORMAL AND CONSTANT NEEDS OF PRODUCTION AND MAINTENANCE, THE COMPANY SHALL BE ABLE TO CONTRACT WORK FROM THIRD PARTIES UNDER THE EXCLUSIVE RESPONSIBILITY OF SUCH, IN REGARD THE WORKERS CONTRACTED BY THEM, THEREFORE WORKERS OF THE CONTRACTORS SHALL BE UNCONNECTED TO THE COMPANY AND THE PRESENT CONTRACT.

THE COMPANY IS OBLIGED TO NOTIFY THE UNION OF THE EXECUTION OF ANY CONTRACT REGARDING WORKS WITH A CONTRACTOR, UNDER A TERM NO LONGER THAT EIGHT DAYS AFTER THE DATE IN WHICH THE CONTRACT IS EXECUTED, BUT IN EVERY CASE BEFORE THE WORKS BEGIN, THIS NOTICE SHALL BE DELIVERED IN WRITING, WITH THE PURPOSE THAT THE UNION AND THE COMPANY AGREE THE BASES OF COLLECTIVE CONTRACTING OF SUCH CONTRACTOR WORKERS.

FOR LABOR CONDITIONS REGARDING ANNUAL PROGRAMMED STOPPAGE, FOR EQUIPMENT AND AREAS CLEANING, THE COMPANY SHALL REQUEST THE UNION FOR TEMPORARY PERSONNEL IN ORDER TO DO THESE WORKS.

EIGHTH.- BOTH PARTIES AGREE THAT THE WORKING LABOR WEEK SHALL BE OF 40 HOURS, WORKING DAILY FOR EIGHT HOURS, SEVEN AND A HALF HOURS OR SEVEN HOURS, WHEN WORK IS DAYLIGHT, MIXED OR NOCTURNE.

NINTH.- THE PRESENT COLLECTIVE LABOR CONTRACT IS EXECUTED FOR AND UNDETERMINED PERIOD OF TIME AND INDEPENDENTLY FROM THE DATE OF ITS REGISTRY, IT SHALL BE IN FORCE FROM 07:00 HOURS AS OF JUNE 15TH 2004, AND THEREFORE IT SHALL BE REVIEWABLE FROM 07.00 HOURS AS OF JUNE 15TH, 2005 REGARDING THE SALARY TABLE AND FROM 07:00 HOURS AS OF JUNE 15TH, 2006 REGARDING THE CLAUSES AND THE SALARY TABLE, AS LONG AS ANY OF THE PARTIES HAD REQUESTED THE REVIEW WITH THE ANTICIPATION PROVIDED BY ARTICLES 399 AND 399BIS OF THE FEDERAL LABOR LAW.

CONCEPTUAL FRAMEWORK

1.- UNION AND COMPANY RECOGNIZE THAT PRODUCTIVITY, COMPETITIVENESS, QUALITY, EFFECTIVENESS, PROFITABILITY, PERTAIN, COMMITMENT, LEADERSHIP, QUALITY OF LIFE, SECURITY AND HEALTH AD ALSO ECOLOGY ARE ELEMENTS THAT GUARANTEE THE DEVELOPMENT OF THE WORK SOURCE BUT BASICALLY ITS PERMANENCE, THEREFORE AGREE TO ESTABLISH MODERNITY PROGRAMS AND SYSTEMS WITHIN A FRAME THAT PERMITS THE ADAPTATION OF NEEDS THAT IN THE FUTURE MARKETS AND THE ENVIRONMENT REQUIRE, AND TO CONTINUE WORKING WITH THE COMMITTEE IN ORDER TO CARRY OUT THE MODERNITY OF COLLECTIVE CONTRACTING.

Procedure No.: CCT-001 Issue Date: February /05 Last review: June /02 Review Frequency: Annual Next Review: February /06 Page No: 4 of 11	A U T O R I Z A C I O N E S
	LIC. ADRIAN ALMEIDA SOSA Human Resources and Communication Director	C. GILBERTO MUÑOZ MOSQUEDA General Secretary S.T.I.Q.P.C.S.Y C. DE LA R.M.

COLLECTIVE LABOR CONTRACT

2.- COMPANY AND UNION RECOGNIZE THAT WITHIN THE LABOR RELATIONS THAT BINDS THEM, THE FUNDAMENTAL AND ESSENTIAL PURPOSE SHALL BE TO OBTAIN RESULT THAT BENEFIT AND SATISFY THE PERSONNEL, SHAREHOLDERS, CLIENTS AND COMMUNITY.

MISSION

TO DIRECT, PROMOTE AND ESTABLISH A MODERN CULTURE AMONG ITS PERSONNEL, FOMENTING THE ATTITUDE AND BEHAVIOR OF LABOR TEAMWORK PARTICIPATION AND CONTINUOUS DEVELOPMENT, WITH THE PURPOSE TO ASSURE DEVELOPMENT AND PERMANENCY OF THE BUSINESS, TROUGH COMPETITIVENESS AND PRODUCTIVITY, BASED IN CONFIDENCE AND RESPECT, SHARING THE RESULTS AMONG PERSONNEL, SHAREHOLDERS, CLIENTS AND COMMUNITY.

VISION

WE COMMIT TO ESTABLISH LABOR RELATIONS BASED IN A MODEL OF MODERNITY AND CHANGE ADEQUACY, SO THAT PERSONNEL ACKNOWLEDGES THE PROCESSES AND FACILITIES AS THEIRS, ACTING IN WORK TEAMS WITH CREATIVITY, EFFORT AND PRACTICING VALUES THAT CONTRIBUTE TO DE COMPANY’S MISSION.

3.- UNION AND COMPANY BASE THEIR RELATIONSHIP BY THE PRACTICE OF THE FOLLOWING 10 VALUES:

SHARED VALUES

A.-	PROFESSIONALISM.
B.-	CONFIDENCE.
C.-	HONESTY.
D.-	LOYALTY.
E.-	HONOR.
F.-	LEADERSHIP.
G.-	INITIATIVE.
H.-	CREATIVITY.
I.-	EQUITY.
J.-	HUMILITY.

Procedure No.: CCT-001 Issue Date: February /05 Last review: June /02 Review Frequency: Annual Next Review: February /06 Page No: 5 of 11	A U T O R I Z A C I O N E S
	LIC. ADRIAN ALMEIDA SOSA Human Resources and Communication Director	C. GILBERTO MUÑOZ MOSQUEDA General Secretary S.T.I.Q.P.C.S.Y C. DE LA R.M.

COLLECTIVE LABOR CONTRACT

I.- LABOR SYSTEMS

I.- UNION AND COMPANY RECOGNIZE THAT FORMED LABOR TEAMS, SHALL HAVE MATERIAL RESOURCES, HUMAN TECHNICIANS AND ADMINISTRATIVE SO THAT THE CAN AUTO-ADMINISTRATE TO DELIVER A PRODUCT TO THE CLIENT THAT COMPLIES WITH THE REQUIREMENTS, REDUCING COSTS, IMPROVING QUALITY, OBTAINING BETTER PERFORMANCE, TO WORK WITH SECURITY AND TAKING CARE OF THE ENVIRONMENT, THEREFORE THEY SHALL ADOPT A WORK SYSTEM THAT DEVELOPS THIS TENDENCY OR ANY OTHER THAT IN THE FUTURE IS DEMANDED BY COMPETITIVENESS AND PROFITABILITY OF THE BUSINESS.

II.- UNION AND COMPANY RECOGNIZE THAT AUTO-ADMINISTERED TEAMS RESPONSIBLE FOR PRODUCTIVE PROCESSES SHALL ORIENTATE TO A CLEARLY DEFINED CLIENT, WITH WHOM TECHNICAL AND ADMINISTRATIVE SPECIFICATIONS SHALL BE AGREED AND FORMALIZED, GIVING THEM FOLLOW UP TROUGH STATISTICAL ANALYSIS AS BASIS TO DEFINE IMPROVEMENT PROJECTS ACCORDING TO RESULTS, SUPPORTED IN TOTAL RATIONAL QUALITY PROCESSES, C.E.O; M.P.T; K.T., ETC. THEREFORE THIS ORGANIZATIONAL UNIT SHALL INTEGRATE HIGHLY CAPACITATED PERSONNEL AND ACT ACCORDINGLY.

BENEFITS:

CONCEPT.	BENEFIT.

1).- LUNCH HOURS ALL PERSONNEL DOCK AND A.F.G.T. A PIE DE MAQUINA 1 HOUR AFTER THEIR SCHEDULE OUTSIDE THE UNIT	HALF AN HOUR TO TAKE THEM. FORTY-FIVE MINUTES. HALF AN HOUR DOUBLE SALARY. HALF AN HOUR DOUBLE SALARY. 25% OF ONE DAY’S SALARY.

2).- MEAL	WORKER SHALL PAY 0.01 (ONE CENT) AND THE COMPANY SHALL PAY THE REST.

3).- BREAKFAST	WHEN EXTRA TIME IS GENERATED FROM THE THIRD TO THE FIRST SHIFT, PLUS THE CORRESPONDING MEAL FOR THAT SHIFT.

4).- SUNDAY BONUS	33% OF ONE DAY’S SALARY

5).- HOLIDAYS ADDITIONAL TO THOSE MANDATORY BY LAW	JULY 20TH AND HOLY FRIDAY OF EVERY YEAR.

Procedure No.: CCT-001 Issue Date: February /05 Last review: June /02 Review Frequency: Annual Next Review: February /06 Page No: 6 of 11	A U T O R I Z A C I O N E S
	LIC. ADRIAN ALMEIDA SOSA Human Resources and Communication Director	C. GILBERTO MUÑOZ MOSQUEDA General Secretary S.T.I.Q.P.C.S.Y C. DE LA R.M.

COLLECTIVE LABOR CONTRACT

6).- VACATIONS AND VACATION BONUSES

YEARS OF WORK	LABOR DAYS TO BE GRANTED	VACATION BONUS
FIRST	10	105%
SECOND	12	120%
THIRD	14	130%
FOURTH AND FIFTH	17	150%
SIXTH TO EIGHTH	18	175%
NINTH TO THIRTEENTH	20	205%
FOURTEENTH TO EIGHTEENTH	22	205%
NINETEENTH TO TWENTY-THIRD	24	205%

AND SO ON SUCCESSIVELY TWO ADDITIONAL LABOR DAYS FOR EACH FIVE YEARS OF CONTINUOUS SERVICE.

7).- TRAVEL EXPENSES, REVIEW COMMISSION	$1,000.00 DAILY; ROUNDTRIP AIRPLANE TICKET FROM MINATITLAN-MEXICO. SALARY REVISION 7 DAYS CONTRACTUAL REVISION 15 DAYS.
8).- PERMITS WITH SALARY PAYMENT.

A) UNION COMMISSIONS	300 DAYS P/ CONTRACTUAL YEAR.
B) MARRIAGE	3 DAYS.
C) GENERAL SECRETARY, LABOR AND SOCIAL PREVISION	DURING THE TIME THEIR POSITIONS LAST AND ALSO THEIR SUBSTITUTES WHEN ON VACATIONS. FOR THE CASE OF GENERAL SECRETARY AND LABOR SECRETARY, THEIR SUBSTITUTES WHEN ASSISTING CONTRACT REVIEWS.

D) IN EVENT OF DEATH:

5 CONSECUTIVE DAYS.
1) SPOUSE OR CONCUBINE	3 CONSECUTIVE DAYS.
2) FATHER, MOTHER, SIBLINGS, and OFFSPRING.	1 ADDITIONAL DAY AS PER DISTANCE.

IF THE DEATH TAKES PLACE 100 KM AWAY FROM THE CITY OF COATZACOALCOS.

Procedure No.: CCT-001 Issue Date: February /05 Last review: June /02 Review Frequency: Annual Next Review: February /06 Page No: 7 of 11	A U T O R I Z A C I O N E S
	LIC. ADRIAN ALMEIDA SOSA Human Resources and Communication Director	C. GILBERTO MUÑOZ MOSQUEDA General Secretary S.T.I.Q.P.C.S.Y C. DE LA R.M.

COLLECTIVE LABOR CONTRACT

3) SPOUSE OR CONCUBINE’S CHILD BIRTH. 4) GENERAL ILLNESS INCAPACITY	3 CONSECUTIVE DAYS 3 FIRST DAYS 50% OF SALARY, 4TH DAY AND UNTIL THE 30TH DAY, THE DIFFERENCE BETWEEN THE ALLOWANCE GRANTED BY THE I.M.S.S. AND 85% OF SALARY.

9).- SECURITY PRESCRIPTION GLASSES	MEDICAL PRESCRIPTION

10).- LIFE INSURANCE	2% OF MONTHLY SALARIES

11).- HELP DUE TO WORKER’S DEATH	$6,000.00 NATURAL CAUSES $12,000.00 ACCIDENTAL DEATH

12).- FUNERAL EXPENSES	$2,000.00

13).- THE COMPANY WILL PAY MORE EXPENSES WHEN:

a).- THE WORKER DIES AWAY FROM COATZACOALCOS, VER.

b).- THE WORKER DIES IN COATZACOALCOS AND THE FAMILY REQUESTS TO TRANSFER THE WORKER WITHIN LIMITS THAT NOT EXCEED 200KM.

14).- PERSONNEL TRANSPORTATION	SERVICES FROM THE PLAN TO: COSOLEACAQUE, AND CONG. ALLENDE, COATZACOALCOS, MINATITLAN, AND VICE VERSA FOR ENTRY AND EXIT OF ORDINARY SHIFTS.

15).- UNION ASSISTANCE	NATIONAL EXECUTIVE COMMITTEE $300.00 PER MONTH. EXECUTIVE COMMITTEE SECTION 23. $1,200.00 PER MONTH.

16).- MONTHLY PUNCTUALITY AND ATTENDANCE BONUS.	2 DAYS OF TABLE SALARY

17).- SEMESTER PUNCTUALITY AND ATTENDANCE BONUS	3 DAYS OF TABLE SALARY

18).- CHRISTMAS BONUS	1 TO 8 YEARS 39 DAYS OF SALARY. 9 YEARS AND MORE 41 DAYS.

Procedure No.: CCT-001 Issue Date: February /05 Last review: June /02 Review Frequency: Annual Next Review: February /06 Page No: 8 of 11	A U T O R I Z A C I O N E S
	LIC. ADRIAN ALMEIDA SOSA Human Resources and Communication Director	C. GILBERTO MUÑOZ MOSQUEDA General Secretary S.T.I.Q.P.C.S.Y C. DE LA R.M.

COLLECTIVE LABOR CONTRACT

19).- SPORTS AND CULTURE	CONTRIBUTE TO SPORTS AND CULTURAL DEVELOPMENT.

20).- SCHOLARSHIPS	$40,880.00 PER CONTRACT YEAR

21).- SAVINGS FUND	12.5% OF WEEKLY SALARIES.

22).- FINANCING FROM SAVINGS FUND.	$16,000.00 REVOLVING LOAN PER CONTRACTUAL YEAR.

23).- CONSUMER GOODS CHECKS	13% OF WEEKLY SALARIES

24).- RETIREMENT FUND	2.8% OF SALARIES PLUS $1.00 (ONE PESO) PER EACH PLANT WORKER.

25).- AUTOMATIC SALARY INCREASE:	SENIORITY INCREASE

5 YEARS 6% 10 YEARS 7% 15 YEARS 9% 20 YEARS OR MORE 12%

26).- VOLUNTARY ANNUAL RETIREMENTS (15 YEARS OF SENIORITY)	12 VOLUNTARY RETIREMENTS WITH 100% AND 5 WITH 70%. CONCEPTS THAT INTEGRATE SALARY REGARDING RETIREMENTS: DAILY FEE, CHRISTMAS BONUS, VACATION BONUS AND SAVINGS FUND.

27).- ASSISTANCE FOR SOCIAL PREVISION EXPENSES.	$28,880.00 PER CONTRACTUAL YEAR

28).- WARRANTY OF PROFIT SHARE.	8 DAYS OF TABLE SALARY, ADJUSTED TO PAYMENT OF SUCH IN THE EVENT THAT THE REAL SHARE IS HIGHER.

29).- PROMOTION OF RECREATIONAL AN CULTURAL ACTIVITIES.	1% OF MONTHLY SALARIES OF PLANT PERSONNEL.

Procedure No.: CCT-001 Issue Date: February /05 Last review: June /02 Review Frequency: Annual Next Review: February /06 Page No: 9 of 11	A U T O R I Z A C I O N E S
	LIC. ADRIAN ALMEIDA SOSA Human Resources and Communication Director	C. GILBERTO MUÑOZ MOSQUEDA General Secretary S.T.I.Q.P.C.S.Y C. DE LA R.M.

COLLECTIVE LABOR CONTRACT

SALARY TABLE THAT IS PART OF THE COLLECTIVE LABOR CONTRACT ENTERED INTO BY THE WORKERS UNION FOR THE CHEMICAL, PETROCHEMICAL, CARBON CHEMICAL, SIMILAR AND RELATED INDUSTRIES OF THE MEXICAN REPUBLIC IN FORCE AS OF JUNE 15TH, 2004.

POSITION PRODUCTION:	SALARY
OPERATOR D	399.19
OPERATOR C	329.63
OPERATOR B	291.81
WORKER IN TRAINING	185.97

MAINTENANCE:

SPECIALTIES IN MAINTENANCE AREA, GENERAL MECHANIC, ON INTERNAL COMBUSTION, IN CARBON CHEMIST, MACHINIST, TUBING WORKER, FORGER, INSTRUMENTALIST AND ELECTRICIAN.

OFFICER D	399.19
OFFICER C	317.52
OFFICER B	291.81
OFFICER A	255.53
GENERAL WORKER	193.53
RUBBER WORKER:
OFFICER D	399.19
OFFICER C	322.06
OFFICER B	296.36
OFFICER A	254.01
FIRST GRADE CRANE OPERATOR	399.19
SECOND GRADE CRANE OPERATOR	284.26
FIRST GRADE ISOLATOR WORKER	322.06
SECOND GRADE ISOLATOR	273.68
AUTOMOTIVE ELECTRICIAN	291.81
FIRST GRADE LABELING PAINTER	291.81
SECOND GRADE PAINTER	266.17
BUS DRIVER	275.20
DRIVER	263.08

TRAFFIC AND DISTRIBUTION:

OPERATOR D	399.19
OPERATOR C	329.63
OPERATOR B	291.81
OPERATOR A	255.53

Procedure No.: CCT-001 Issue Date: February /05 Last review: June /02 Review Frequency: Annual Next Review: February /06 Page No: 10 of 11	A U T O R I Z A C I O N E S
	LIC. ADRIAN ALMEIDA SOSA Human Resources and Communication Director	C. GILBERTO MUÑOZ MOSQUEDA General Secretary S.T.I.Q.P.C.S.Y C. DE LA R.M.

COLLECTIVE LABOR CONTRACT

MEXICO D. F. AS OF JUNE 19TH, 2004

INNOPHOS FOSFATADOS DE MEXICO S. DE R. L. DE C. V.

ING. GUSTAVO A. VERA ALPUCHE	LIC. CESAR R. VARELA CEBREROS
HUMAN RESOURCES MANAGER	LABOR RELATIONS CHIEF

LIC. PABLO GERARDO LÓPEZ SÁNCHEZ

LEGAL REPRESENTATIVE

FOR THE WORKERS UNION FOR THE CHEMICAL,

PETROCHEMICAL, CARBON CHEMICAL, SIMILAR AND RELATED

INDUSTRIES OF THE MEXICAN REPUBLIC

C. GILBERTO MUÑOZ MOSQUEDA GENERAL SECRETARY		C. NOE CADENA GRAJEDA SOCIAL ACTION SECRETARY.
FOR SECTION 23

C. ALFREDO LEÓN GARCÍA. GENERAL SECRETARY		C. MAXIMINO PÉREZ BALDERAS. LABOR SECRETARY

COMMISSIONERS

C. VLADIMIR MORALES MORRUGUEZ		C. MARIO CRUZ CORTES

C. ALEJANDRO SÁNCHEZ CLEMENTE		C. EULALIO LÓPEZ LEÓN

C. MARIO VALENCIA SÁNCHEZ		C. ALFONSO LARA GUERRERO

C. JOSÉ ÁNGEL SANTIAGO DESALES

Procedure No.: CCT-001 Issue Date: February /05 Last review: June /02 Review Frequency: Annual Next Review: February /06 Page No: 11 of 11	A U T O R I Z A C I O N E S
	LIC. ADRIAN ALMEIDA SOSA Human Resources and Communication Director	C. GILBERTO MUÑOZ MOSQUEDA General Secretary S.T.I.Q.P.C.S.Y C. DE LA R.M.

LABOR RELATIONS ADMINISTRATION MANUAL CHAPTER 1: DEFINITIONS

I.- PROCEDURE TITLE: Definitions.

II.-PURPOSE:

Identify and establish definitions that shall be in the Labor Relations Administration Manual and the Collective Labor Contract, between S.T.I.Q.P.C.S.Y C. DE LA R.M and Rhodia Fosfatados de México, S.A. de C.V.

III.-REACH :

Applies to all documents of the Labor Relations Administration Manual and the Collective Labor Contract..

Applies in relations established with Section 23 of the S.T.I.Q.P.C.S.Y C. de la R.M. and Rhodia Fosfatados de México, S.A. de C.V.

IV.-REFERENCE:

Chapter I.-of the Collective Contract that precedes this Labor Relations Manual.

V.-DESCRIPTION :

1.-	With the purpose to facilitate the applications and interpretation of this Labor Relations Administration Manual and the Collective Labor Contract, the following definitions are provided:

A).-	COMPANY: “Rhodia Fosfatados de México, S.A de C.V.”, or as it is named in the future.

B).-	UNION: “Workers Union For The Chemical, Petrochemical, Carbon Chemical, Similar And Related Industries Of The Mexican Republic.”

C).	UNION REPRESENTATIVES: National Executive Committee, Local Executive, that is of Section 23 and delegates or persons that the Union designates according to its bylaws..

D).-	COMPANY REPRESENTATIVES: General Director, Legal Representatives of the Company and all other persons that according to their faculties can bind relations with the Union.

E).-	LAW: Federal Labor Law.

F).-	CONTRACT: The Collective Labor Contract in force.

G).-	TABLE: List or non personal list of positions or categories and their salaries governed by the Collective Labor Contract.

Procedure No: PARL-003 Date of Issue: May 28/ 99 Last review: June 15 /2000 Review Frecuency: Annual Next Review: June /01 Page No: 1 of 2	A U T O R I Z A C I O N E S
	ING. OSCAR ALEMAN VELASQUEZ Human Resources Manager	SR ALBERTO VALENZUELA ZAMUDIO Section 23, of the S.T.I.Q.P.C.S. y C. R.M	ING. JUAN DUCH GARY Human Resources and Communications Director

LABOR RELATIONS ADMINISTRATION MANUAL CHAPTER 1: DEFINITIONS

H).-	WORKERS: Unionized personnel that provide services for the Company.

I).-	PLANT WORKERS: Unionized personnel hired for an undetermined period of time and that provide their services permanently..

J).-	TEMPORARY WORKERS: Unionized personnel hired by:

1.- Determined Period of Time

2.- Determined Work.

3.- To substitute other workers for a determined period of time.

4.- To carry out extraordinary Works which are not a normal or permanent activity.

K).-	TRUST PERSONNEL: Those persons who carry out Directive, Inspection, Surveillance and Taxation functions according to Article 9 of the Law.

L).-	INTERIOR LABOR REGULATIONS: All mandatory dispositions for the Company and the workers in order to carry out their jobs.

M).-	SENIORITY: Hire date of the Unionized workers who provide their services to the Company, in order to establish any right in relation with it.

N).-	RANKING: Career promotion for unionized workers to the immediate superior position, to which they are entitled to be trained.

O).-	INDUSTRIAL UNIT: The conjunction of all production, workshops, warehouses, docks, transports, auxiliary services and plaster deposit plants in the Carolino Anaya area, destined to the fabrication of chemical products, which is property of the Company and that it is established in Complejo Industrial Pajaritos, located in the municipality of Coatzacoalcos, state of Veracruz.

P).-	TRAINING: Theoretical teachings and practical training given to the workers in order to acquire abilities and knowledge which allow them to efficiently carry out their positions or the immediate superior position to which thy are entitled.

Procedure No: PARL-003 Date of Issue: May 28/ 99 Last review: June 15 /2000 Review Frecuency: Annual Next Review: June /01 Page No: 2 of 2	A U T O R I Z A C I O N E S
	ING. OSCAR ALEMAN VELASQUEZ Human Resources Manager	SR ALBERTO VALENZUELA ZAMUDIO Section 23, of the S.T.I.Q.P.C.S. y C. R.M	ING. JUAN DUCH GARY Human Resources and Communications Director

LABOR RELATIONS ADMINISTRATION MANUAL CHAPTER 2: LABOR RELATIONS ADMINISTRATION MANUAL AND COLLECTIVE LABOR CONTRACT APPLICATION

I.- PROCEDURE TITLE: Labor Relations Administration Manual And Collective Labor Contract Application

II.- PURPOSE:

Identify and establish the application of the Labor Relations Administration Manual And Collective Labor Contract in relation to its facility and persons.

III.- REACH :

•	All Unionized personnel.

•	In Rhodia Fosfatados de México at the plant of Pajaritos, in Coatzacoalcos Ver., México.

•	Labor Relations Administration Manual And Collective Labor Contract

IV.-	REFERENCE:

Chapter II.- Application of this contract in relation to the facility and persons.

V.- DESCRIPTION :

2.-	See C.C.T. (Collective Labor Contract)

3.-	The present contract shall govern in the industrial unit and has as purpose to establish the conditions by which workers shall provide their services.

4.-	Stipulations of the present contract shall not apply to persons who have trust positions such as: Directors, Managers, Senior Managers, Superintendents, Technicians, Department or Shift Chiefs, Supervisors, Inspectors, First Grade Analysts, Time Inspectors, Warehouse Personnel, Warehouse Receivers, Office Personnel, Buyers Agents, Engineers, Surveillance Personnel, Scale Handlers, Drives at the service of Directors, Personnel from the Engineering and Control Lab, and Quality Control Departments.

5.-	The list provided above is not limited, only descriptive, so the company has the faculty to reduce or increase trust personnel as required by its needs.

When the Company creates a new trust position, which is not related on the list of Clause 4, it shall notify in writing, immediately to the Union, what position it is and the persons who will be hired, stating in such written notice the functions by which it is considered as a trust position.

Procedure No: PARL-002 Date of Issue: May 28/ 99 Last review: June 15 /2000 Review Frecuency: Annual Next Review: June /01 Page No: 1 of 2	A U T O R I Z A T I O N S
	ING. OSCAR ALEMAN VELASQUEZ Human Resources Manager	SR. ALBERTO VALENZUELA ZAMUDIO Section 23, of the S.T.I.Q.P.C.S. y C. R.M	ING. JUAN DUCH GARY Human Resources and Communications Director

LABOR RELATIONS ADMINISTRATION MANUAL CHAPTER 2: LABOR RELATIONS ADMINISTRATION MANUAL AND COLLECTIVE LABOR CONTRACT APPLICATION

6.-	In normal conditions, trust personnel shall note carry out labors that correspond to unionized personnel. They Hill be able to carry them out exceptionally when the purpose is to verify correct operation of equipment, efficiency of the worker, training of unionized personnel or in cases of true emergency, and in any such case this shall constitute substitution of unionized workers.

7.-	When by request of the Company a worker is promoted to a trust position, prior concurrence from the worker and written notice to the Union will be required.

When accepting a trust position, the worker will stop being a member of the Union and all rights and obligations will be lost, and those that apply to trust personnel shall govern.

Vacancy that will emerge from this promotion shall be covered under the terms of this contract..

8.-	Union recognizes that the Company has the exclusive faculty to, plan, organize, direct, administrate and supervise all works carried out in the Industrial Unit. Therefore, the Company has the exclusive right to directly provide instructions and orders for the convenient development of labor in the Industrial Unit, including all technical and administrative dispositions judged as convenient, so workers under its service shall be subject to its authority and direction regarding all labors of the Company.

9.-	See C.C.T.

Procedure No: PARL-002 Date of Issue: May 28/ 99 Last review: June 15 /2000 Review Frecuency: Annual Next Review: June /01 Page No: 2 of 2	A U T O R I Z A T I O N S
	ING. OSCAR ALEMAN VELASQUEZ Human Resources Manager	SR. ALBERTO VALENZUELA ZAMUDIO Section 23, of the S.T.I.Q.P.C.S. y C. R.M	ING. JUAN DUCH GARY Human Resources and Communications Director

LABOR RELATIONS ADMINISTRATION MANUAL CHAPTER 3: NEW HIRE.

I.- PROCEDURE TITLE: New Hire.

II.- PURPOSE:

Interpretation and application of the Collective labor Contract and the Labor Relations Administration Manual in order to fix the basis for their hire.

III.-REACH :

•	All new hire Unionized personnel.

•	In the Rhodia Fosfatados de México, S.A. de C.V., plant, at Pajaritos, en Coatzacoalcos Ver., México.

•	Labor Relations Administration Manual and the Collective labor Contract.

IV.-REFERENCE:

Chapter III.- New Hire, which precedes this Labor Relations Administration Manual of the Collective labor Contract.

V.-DESCRIPTION :

10.-	With exception of the provisions of the following clause, any person who is hired to provide services for the Company, shall de subject to the training period under the terms of the Contract..

11.-	When the worker has credited knowledge and experience regarding their job or specialty, the training period will not be necessary and such worker shall be subject to a 30 day test period.

If the services are not satisfactory, the Company shall have the right to resign such worker under that term without any liability..

These resignations shall be notified to the Union within a period of three labor days following the date in which the event takes place.

12.-	The Company shall have the right to hire temporary employees and these shall not be considered as full time employees.

These workers will also be subject to the 30 day test period; if such is satisfactory the contract will be prolonged for the term or period agreed in the personnel request, if it is not satisfactory, the Company shall have the right to terminate the Contract without liability.

Procedure No: PARL-003 Date of Issue: May 28/ 99 Last review: June 15 /2000 Review Frecuency: Annual Next Review: June /01 page No: 1 of 3	A U T H O R I Z A T I O N S
	ING. OSCAR ALEMAN VELASQUEZ Human Resources Manager	SR. ALBERTO VALENZUELA ZAMUDIO General Secretary of a Section 23, of S.T.I.Q.P.C.S.y C. de la R.M	ING. JUAN DUCH GARY Human Resources and Communications Director

LABOR RELATIONS ADMINISTRATION MANUAL CHAPTER 3: NEW HIRE.

Temporary workers credited in position and category by the company Hill not be subject to the test period, and will be hired for the agreed term.

The Union and the Worker shall receive a copy of the executed and duly signed contract.

During school vacations terms if the workers offspring are proposed for temporary employment, the following must be considered:

a). They will excluded from the obligation to exhibit military service proof..

b). They can be hired if they are 16 years of age and for positions under the first shift only.

13.-	Company and Union agree that there will not be a fixed number of positions to be hired.

The Company obliges to cover temporary vacancies and definite vacancies in the Production, Distribution, Packaging, Shipment, Quality Control and Ecology Areas, Security, Warehouse, Materials and Human Resources Management.

Vacancies shall not be covered when in such areas working material is not available.

It is understood that if working materials are available again, all normal activities will be renewed on the affected areas and the vacancies shall be covered as per this Contract.

14.-	The Company is obliged to cover Maintenance definitive vacancies in the following cases:

1)	Death of the full time employee.

2)	Total and Permanent Incapacity.

3)	Retirement.

4)	Voluntary Retirement.

5)	Due to I.M.S.S. retirement due to old age or disability.

15.-	The Union is obliged to provide the workers that the Company needs, sending two ideal candidates for each position, with the obligation to satisfy the petitions within three labor days after the date in which such petition is received..

If the personnel is not provided within such term, the Company is entitled to hire the personnel freely, but the hired workers are obliged to sign upon entering their registration before the Union, before starting to provide their services, requirement needed in order to work..

In the event that among the candidates an offspring of a full time worker is proposed, such shall have preference to be hired if the result of the exams are equal to the other candidate..

16.-	In order to be hired by the Company, the following admission requirements must be fulfilled:

a). Be 18 years old or over.

b). Be member of the Union.

c). Fill the personal data sheet provided by the Company, providing absolute truthful information.

d). To have concluded at least high school, proving it with the corresponding degree..

Procedure No: PARL-003 Date of Issue: May 28/ 99 Last review: June 15 /2000 Review Frecuency: Annual Next Review: June /01 page No: 2 of 3	A U T H O R I Z A T I O N S
	ING. OSCAR ALEMAN VELASQUEZ Human Resources Manager	SR. ALBERTO VALENZUELA ZAMUDIO General Secretary of a Section 23, of S.T.I.Q.P.C.S.y C. de la R.M	ING. JUAN DUCH GARY Human Resources and Communications Director

LABOR RELATIONS ADMINISTRATION MANUAL CHAPTER 3: NEW HIRE.

e). If it is the case to exhibit the military service proof ID.

f). To pass all medial exams for admission, determined by the Company.

g). Prove good personal and work background.

h). New hire employees in training, shall pass satisfactory all selection tests established and judged by the Company, in order to demonstrate that they are capable to learn the position or positions to teach. Regarding Maintenance area they shall also pass these selection tests to demonstrate they are capable of performing the job.

In the event that there are several candidates, the one which demonstrates the best aptitudes.

i). The Company shall be able to exempt the candidates from any of the requirement referred in this clause, with the exception of the requirement in point b).

The company shall be oblige to notify the Union, the date an time in which al selection test are held as per point h) of this clause, so that if the Union wants to, is able to send a representative in order to witness such tests.

Procedure No: PARL-003 Date of Issue: May 28/ 99 Last review: June 15 /2000 Review Frecuency: Annual Next Review: June /01 page No: 3 of 3	A U T H O R I Z A T I O N S
	ING. OSCAR ALEMAN VELASQUEZ Human Resources Manager	SR. ALBERTO VALENZUELA ZAMUDIO General Secretary of a Section 23, of S.T.I.Q.P.C.S.y C. de la R.M	ING. JUAN DUCH GARY Human Resources and Communications Director

LABOR RELATIONS ADMINISTRATION MANUAL CHAPTER 4: WORK DAYS, LABOR HOURS AND OVER TIME

I.- PROCEDURE TITLE: Work days, labor hours and over time.

II.- PURPOSE: Interpretation and application of the Collective Labor Contract and the Labor Relations Administration Manual in relation to normal work days and over time.

III.- REACH:

•	All Unionized personnel of Section 23.

•	At Rhodia Fosfatados de México, S.A. de C.V., plant in Pajaritos Ver. , México.

IV.- REFERENCE:

Chapter IV- Work days, labor hours and over time which precedes this Collective Labor Contract and Labor Relations Administration Manual.

V.- DESCRIPTION :

17.-	See C.C.T.

18.-	In continuous labor departments in which workers carry out their jobs in three shifts, and where there needs to be work 24 hours a day, workers in each shift shall work 8 hours per day.

The exceeding half an hour during mixed shift and the exceeding hour in night shift is extra time and shall be paid as such.

19.-	In order to change general hours, under which workers provide their services, the Company shall agree them previously with the Union, in the event of stoppage when the Company fixes hours in two shifts, if lasts for more than one week, workers shall be alternated from one sift to the other.

20.-	When a worker arrives for the normal shift and due to instructions from the Company such is not received, and an order to present in a different shift on the same day is given, as a compensation the worker shall have the right to 4 extra ordinary hours of payment, additionally to the salary that corresponds for the shift worked.

Instructions shall be given to the worker in order to change shift, before the respective bus had left the plant, if this is not met, the worker shall stay and work the original shift.

Procedure No: PARL-002 Date of Issue: May 28/ 99 Last review: June 15 /2000 Review Frecuency: Annual Next Review: June /01 Hoja No: 1 de 3	A U T O R I Z A T I O N S
	Gustavo A. Vera Alpuche Human Resources Manager	Alfredo León García General Secretary of Section 23, of the S.T.I.Q.P.C.S. y C. R.M	Adrián Almeida Sosa Human Resources and Communications Director

LABOR RELATIONS ADMINISTRATION MANUAL CHAPTER 4: WORK DAYS, LABOR HOURS AND OVER TIME

21.-	When the Company orders the worker to changes normal short, and this brings as a consequence that break time is reduced from 16 to 8 hours between shifts, a compensation shall be granted to the worker, equivalent to one day’s salary.

22.-	In the event that the worker labors over time as an anticipation or increase of the work day, and break time is affected between shifts, the worker will not be entitled to an additional compensation, due to that this is covered by over time payment.

23.-	All workers from Continuous Labor departments and of such positions in which labors cannot be interrupted, shall be obliged to remain in their positions until the nest shift worker arrives, or the worker that for such effect is designated by the Company, unless they receive different instructions.

The Company will not designate another worker when this is the first double shift case for that worker during the week, therefore, shift will be doubled.

If a worker already had a double shift during the week, and the next shift worker does not show up, the Company shall designate a substitute with Training Certificate and less worked over time during the week; if the worker is not able to work the double shift, it will correspond to the next worker with less over time worked, if this worker is also not able to stay, then the Company shall have faculties to designate the worker who will work the over time and it shall be obliged to do so. When in absence of other workers, double shift is required, workers Hill be obliged to do it, only in the event that guard is necessary to reinforce in order to eliminate conditions of insecurity or to carry out works that if not done on time, may corrupt production or delay load or unload of a ship.

A worker will never be obliged to perform a triple shift.

When due to a bus delay, the second shift worker arrives 15 minutes late, waiting time will be paid as over time. If it is of 16 to 30 minutes, half an hour of over time will be paid, if it is from 31 to 60 minutes, one hour of over time will be paid, and if it is over 1 hour and 30 minutes, one hour and a half of over time will be paid.

When the bus is late it shall wait for next guard.

24.-	All workers are obliged to arrive on time to their individual stations, In consequence, when the worker wishes to change clothes in order to work, this shall be done before punching their time card. Also, workers are obliged to remain in their posts until the work day is over or until the next worker arrives, therefore if the worker wishes to take a bath alter work, the time card shall be punched when his job is finished and then proceed to the dressing rooms in order to change and bathe..

All workers shall benefit from a 15-minute tolerance once a week.

25.-	Every worker is obliged to mark their entrance and exit hours in their own time cards. It is strictly prohibited to punch someone else’s time card.

26.-	It is understood as over time, the extension of a legally maximum work day. Over time that not exceeds from 9 hours a week, shall be paid double, more than 9 hours a week shall be paid triple. In order to calculate over time that exceeds mixed or night shift, the table salary shall be divided between seven point five hours for the former and seen hours for the later. Workers are obliged to work over time ordered by the Company within the limits provided by article 66 of the Law.

Procedure No: PARL-002 Date of Issue: May 28/ 99 Last review: June 15 /2000 Review Frecuency: Annual Next Review: June /01 Hoja No: 2 de 3	A U T O R I Z A T I O N S
	Gustavo A. Vera Alpuche Human Resources Manager	Alfredo León García General Secretary of Section 23, of the S.T.I.Q.P.C.S. y C. R.M	Adrián Almeida Sosa Human Resources and Communications Director

LABOR RELATIONS ADMINISTRATION MANUAL CHAPTER 4: WORK DAYS, LABOR HOURS AND OVER TIME

27.-	When by orders of the Company the Worker labors for more than sixteen and a half consecutive hours, the worker shall have the right to stay home the next day, under full salary payment, if the next day is a break day, then the worker will not be entitled to any form of compensation.

28.-	Any worker who is outside from the Industrial Unit and is called to work over time, the equivalent to at least for over time hours shall be paid, even if the work for which the worker was called is executed in less than four hours. (over time will begin from the moment the worker leaves home, discounting 30 minutes of transportation to the plant.)

29.-	When over time work ends, even when this is a an extension of a normal work day or due to special call, if such terminations does nor concur with the bus’s departure to Coatzacoalcos, the Company shall transport the worker to its domicile.

30.-	Workers shall enjoy a 30 minute break in order to have lunch, those working in the dock areas and Technical Grade will have 45 minutes. Workers that due to orders of the Company or the nature of their position have lunch in their work stations without a break, because they keep their surveillance attitude, shall receive as compensation the equivalent to half an hour of ever time.

Workers who normally appear in the dining hall to lunch, when by orders of the Company cannot leave, and have to lunch one hour later than usual, shall receive as compensation of half an hour of over time.

When by orders of the Company, the worker has to labor outside the Industrial Unit at lunchtime and therefore cannot access the dining hall; the Company shall pay as compensation, the equivalent to 25% of one day’s table salary.

For the cases referred in this clause, time will not be taken into consideration for the purposes of second paragraph of article 68 of the Law, due to that it does not imply an extension of a day’s work.

Procedure No: PARL-002 Date of Issue: May 28/ 99 Last review: June 15 /2000 Review Frecuency: Annual Next Review: June /01 Hoja No: 3 de 3	A U T O R I Z A T I O N S
	Gustavo A. Vera Alpuche Human Resources Manager	Alfredo León García General Secretary of Section 23, of the S.T.I.Q.P.C.S. y C. R.M	Adrián Almeida Sosa Human Resources and Communications Director

LABOR RELATIONS ADMINISTRATION MANUAL Chapter 5: BREAKS AND VACATIONS

I.- PROCEDURE TITLE: Breaks and Vacations.

II.-PURPOSE:

Shall acknowledge the conditions regarding working days, breaks, holidays, vacations and their corresponding payments.

III.-REACH:

•	Applicable to all Section 23 personnel of the Union (S.T.I.Q.P.C.S.Y C. R.M.). Who work at Rhodia Fosfatados de México, S.A. de C.V., located at Complejo Industrial Pajaritos, México.

•	Applicable in the collective labor contract and the Labor Relations Administration Manual.

IV.-REFERENCE:

Chapter V.-of the Collective Contract which precedes this Labor Relations Administration Manual.

V.-DESCRIPTION :

31.-	For every 5 days of consecutive work, employees shall enjoy 2 consecutive break days, with full salary payment, legal and contractual benefits. These days shall be paid in proportion to those days effectively worked in the week. Employees are not obliged to provide their services during their break days, and if they do they shall receive as payment double salary, plus the corresponding salary to such break day.

32.-	Given the nature of the activities of the Company, weekly breaks in general terms shall not be precisely Saturday and Sunday, but can be any other two days of the week, according to the what the Company determines for each employee, however, the Company shall procure that the workers who do not provide their services in continuous works or services, should rest Saturday and Sunday, or Sunday and Monday.

Employees who work on Sunday, due to that they have another day of the week as break day, shall receive additional compensation consisting in Sunday Bonus equivalent to 33% of one day’s table salary.

33.-	When do to a promotion or an extraordinary shift change ordered by the Company or due to personnel movement from one plant to another. Weekly break of an employee occurs before a period of five labored days, the employee shall enjoy such break in such a way that without decreasing salary, when for the same causes weekly break occurs alter five or more worked days, the employee shall receive double salary for the job of the in which such break should have correspond if the change had not happened.

As a benefit to the employees, both parties agree that employee shift rotations shall occur every 85 to 95 days, with the purpose of changing weekly breaks in such a way that all, periodically can rest Saturdays or Sundays.

Procedure No: PARL-003 Date of Issue: May 28/ 99 Last review: June 15 /2000 Review Frecuency: Annual Next Review: June /01 Page No: 1 of 3	A U T O R I Z A C I O N E S
	ING. OSCAR ALEMAN VELASQUEZ Human Resources Manager	SR. ALBERTO VALENZUELA ZAMUDIO General Secretary of a Section 23, of S.T.I.Q.P.C.S. y C. de la R.M	ING. JUAN DUCH GARY Human Resources and Communications Director

LABOR RELATIONS ADMINISTRATION MANUAL Chapter 5: BREAKS AND VACATIONS

When these rotations take place if the employee has its two break days alter six days of work, instead of having them after five days of work, shall receive in such week the equal amount of one extra day of table salary. The Company shall be elaborated rotation programs in such a way that due to the rotation it is not necessary to rest less than 16 hours from shift to shift.

34.-	Holidays shall be for the generality of employees, receiving a full day payment, the following:

A)	January 1st.

B)	February 5th

C)	March 21st.

D)	May 1st..

E)	July 20th.

F)	September 16th..

G)	November 20th.

H)	December 25th.

I)	Every six years the day that corresponds change of the Mexican Republic President.

J)	The day, which Federal Law and Local Electoral Law determine, for ordinary elections, in order for such to take place.

Given the nature of the Company’s work, shift work cannot be interrupted, therefore and according to article 75 of the Law, shift employees are obliged to labor during the days mentioned in the preceding paragraph, and as compensation they shall receive double salary, for the period of time labored in such days, independently from the corresponding salary for that day (totaling triple salary for a days work).

When an employee that is not a shift worker decides to work on a holiday, such shall receive double salary for the labored period of time plus the salary that corresponds to that day.

For the majority of employees who’s work is carried out normally, only in both first and second shifts, it shall be optional to work during the break days referred in this clause, exception made of an automotive electrician per shift, when ships are being unloaded and for tem it will be mandatory to work on such days, and shall receive the double salary mentioned in the preceding paragraph..

35.-	Look at the C.C.T. (Collective Labor Contract)

36.-	The Company, not later that the 15th day of October of every year, shall deliver to the Union and shall publish on the notice boards, the calendar project for next year’s vacations..

During the first 15 days of November, the employees thru the Union, as long as work is not damaged, may request changes considered pertinent of such calendar, and those who require it may request in that sole moment that their vacations be divided in two periods from which the first shall be of at least 6 labor days. Taking into consideration the workers requests and the needs for Maintenance and Production, and Services of the Company, the later shall elaborate the definite calendar which will be delivered to the workers and the Union not later that the 10th of December.

When the Company or the workers need to amend fixed vacation dates from the definite calendar, both shall have the right to do so, once, in such case the requesting party shall notice the other with at least 8 days prior to the programmed date. When, as a request from the employee, two vacation periods where granted, each party may only request changes in one period. For all cases of change, when such is done, the new vacation date shall be fixed..

Changes in vacation dates requested by the employees, shall be granted for the date in which the need it as long as the following requirement are met: in production and distribution, packaging and shipments, the amount of employees absent at the same time

Procedure No: PARL-003 Date of Issue: May 28/ 99 Last review: June 15 /2000 Review Frecuency: Annual Next Review: June /01 Page No: 2 of 3	A U T O R I Z A C I O N E S
	ING. OSCAR ALEMAN VELASQUEZ Human Resources Manager	SR. ALBERTO VALENZUELA ZAMUDIO General Secretary of Section 23, of S.T.I.Q.P.C.S. y C. de la R.M	ING. JUAN DUCH GARY Human Resources and Communications Director

LABOR RELATIONS ADMINISTRATION MANUAL Chapter 5: BREAKS AND VACATIONS

cannot be larger than the number of substitutes for vacation available in each of the respective chains of command and as long as the total amount of absent employees is not more than 30% of the employees in each category of the respective chain of command. Regarding maintenance, as long as more than one person of the same handling and rubber specialty are absent at the same time and regarding workers of the other specialties, if more than two are not absent at the same time. Date changes shall always be carried out in writing.

Procedure No: PARL-003 Date of Issue: May 28/ 99 Last review: June 15 /2000 Review Frecuency: Annual Next Review: June /01 Page No: 3 of 3	A U T O R I Z A C I O N E S
	ING. OSCAR ALEMAN VELASQUEZ Human Resources Manager	SR. ALBERTO VALENZUELA ZAMUDIO General Secretary of Section 23, of S.T.I.Q.P.C.S. y C. de la R.M	ING. JUAN DUCH GARY Human Resources and Communications Director

LABOR RELATIONS ADMINISTRATION MANUAL CHAPTER 6: SOME REGULATIONS RELATIVE TO LABOR

I.- PROCEDURE TITLE: Some regulations relative to labor.

II.-OBJECTIVE:

Shall acknowledge minimum obligations necessary to carry out a job, and also all considerations in case of breach..

III.-REACH :

•	Aplies to all Section 23 of S.T.I.Q.P.C.S y C. De la R.M. personnel who work for Rhodia Fosfatados de México, S.A. de C.V., in Complejo Industrial Pajaritos.

IV.-REFERENCE:

Chapter VI.-of the Collective Contract which precedes this Labor Relations Administration Manual.

V.-DESCRIPTION :

37.-	Workers are obliged to obey orders and instructions that they receive from their superiors and shall be responsible for the correct execution of their job, the manager shall be responsible for the orders given to the workers.

When a worker receives from a representative of the Company an order which contradicts an already received order, shall communicate such situation to the person who gave the contradictory order and such shall be who will decide the order to acknowledge.

38.-	For the correct operation of the Industrial Unit it is necessary that there is flexibility in the allocation of works, reason why both parties agree:

That the Company is authorized to change workers of position, work or shift transitorily, having worker to serve in security, effort and appropriate intensity.

These changes shall take place without prejudice of salary and promotion rights.

In the event a position of higher salary is covered, such will be paid. In order for the Company to be able to change a worker from plant, from one position to another in a permanent way, the worker shall give consent, as long as it is not reassignment due to suppress of the job or functions.

In the event that the worker is not trained to carry out the new positions, such shall be subject to the training periods provided in the Collective Labor Contract and the Labor Relations Administration Manual.

The Company shall not use these faculties as punishment for workers.

When the change of position is permanent the Company shall notify the Union.

Procedure No: PARL-006 Date of Issue: May 28/ 99 Last review: June 15 /2000 Review Frecuency: Annual Next Review: June /01 Hoja No: 1 de 3	A U T O R I Z A C I O N E S
	ING. OSCAR ALEMAN VELASQUEZ Human Resources Manager	SR. ALBERTO VALENZUELA ZAMUDIO General Secretary of Section 23, of the S.T.I.Q.P.C.S. y C. R.M	ING. JUAN DUCH GARY Human Resources and Communications Director

LABOR RELATIONS ADMINISTRATION MANUAL CHAPTER 6: SOME REGULATIONS RELATIVE TO LABOR

39.-	The fact that Maintenance workers for the purposes of promotions are examined regarding knowledge and abilities of their respective occupations as per the corresponding topics, does not mean that such workers will stop having the obligation to carry put their labors requested by the Company, even when it is a different labor.

40.-	In general, Maintenance officers shall work without helpers, but the Company shall determine in each case due to work or security reasons, the specific tasks in which a Maintenance offices shall be helped by another worker, who can be as deemed by the Company a general worker, a General Maintenance auxiliary or an officer, who can be of an inferior category of that who is going to be helped..

41.-	Due to that Production is subject to specific regulations and defined Quality and Security regulations, every worker shall be obliged to comply with all instructions given by their superiors, relative to the procedures that need to be done in order to guarantee quality of work and product, and to carry out corrections and operations demanded by the Company. All workers are obliged during their work day, to clean their machinery, tolls, security equipment and their work station.

42.-	All workers are obliged to:

a.-No smoking inside the Industrial Unit.

b.-Observe all security measures ordered by the Company.

c.-Use individual protection equipment that the Company provides them according to the respective regulations.

Not complying with these measures and the fact that a worker is not using the appropriate equipment, will be considered as severe negligence and disobedience in relation to the contracted work, that puts in danger the security of the worker, other workers or employees and the Industrial Unit, therefore previous investigations, this can be a justified cause for layoff without liability for the Company.

43.-	Agreements made by the Hygiene and Security Commission, shall be mandatory for the Company and workers. Members of the Hygiene and Security Commission shall have all facilities that as per the law corresponds in order to carry out their functions.

When the Hygiene and Security Commission acknowledges an insecure condition and determines that such situation may put the life of workers in danger, will be allowed to order the removal of the equipment..

44.-	No worker shall carry out operations which are against security regulations, issued by the Hygiene and Security Commission, Security Department or the Company.

Procedure No: PARL-006 Date of Issue: May 28/ 99 Last review: June 15 /2000 Review Frecuency: Annual Next Review: June /01 Hoja No: 2 de 3	A U T O R I Z A C I O N E S
	ING. OSCAR ALEMAN VELASQUEZ Human Resources Manager	SR. ALBERTO VALENZUELA ZAMUDIO General Secretary of Section 23, of the S.T.I.Q.P.C.S. y C. R.M	ING. JUAN DUCH GARY Human Resources and Communications Director

LABOR RELATIONS ADMINISTRATION MANUAL CHAPTER 7: PERMITS

I.- PROCEDURE TITLE: Permits

II.-PURPOSE:

That all unionized personnel of Section 23 of S.T.I.Q.P.C.S.Y C. de la R.M. knows the benefit granted by the Collective Labor Contract under the permits chapter, and also the procedure to request them.

III.-REACH:

•	Applies to all Unionized Pesonnel of Section 23 of S.T.I.Q.P.C.S. Y C. de la R.M. of the Collective Labor Contract and the Labor Relations Administration Manial of Rhodia Fosfatados de México, S.A. de C.V. in the Industrial Unit, at Complejo Industrial Pajaritos, Coatzacoalcos, Ver.

IV.-REFERENCE:

Chapter VII, permits of the Labor Relations Administration Manual and the Colective Labor Contract.

V.-DESCRIPTION:

45.-	Company shall grant permits to workers in order to miss a day’s work without payment, according to the following::

A).-	The permit shall be requested in writing with anticipation and thru the Union, at least with 24 hours of anticipation.

B).-	The worker shall enjoy the permit only if the Company granted such in writing.

C).	In order to grant the permit, the Company shall take into consideration the need of the worker and that labors are not damaged.

D).-	When the worker had requested a permit with at least three days of anticipation, for the Human Resources Management, the permit Hill be considered as granted if the request is not answered by the Company and in writing, within the two first labor days counted from the date in which the Company received the request.

E).-	Permits referred in points IX and X of article 132 of the Federal Labor Law.

F).-	Equally a permit shall be granted for up to 6 years in order to occupy public positions, either Municipal, State of Federal..

G).-	The Company cannot grant permits for Union Commission to more than 5 workers at the same time, who labor in Distribution, Packaging and Upload, and more that 5 Maintenance Workers.

Procedimiento No: PARL-007 Fecha de emisión: 28 Mayo/ 03 Ultima revisión: 21 Febrero/2005 Frecuencia de Revisión: Anual Próxima Revisión: Junio /06 Hoja No: 1 de 3	A U T O R I Z A C I O N E S
	Gustavo A. Vera Alpuche Human Resources Manager	Alfredo León García General Secretary of the S.T.I.Q.P.C.S.y C. de la R.M	Adrián Almeida Sosa Human Resources and Communications Manager.

LABOR RELATIONS ADMINISTRATION MANUAL CHAPTER 7: PERMITS

H).-	Regarding Production, Distribution, Packaging and Upload, more than 4 workers of a same category are not allowed to leave.

I).-	Regarding Maintenance, more than 3 of the same specialty cannot be out..

J).-	The Company obliges to grant permits to over 4 plant workers simultaneously and as long as there is not more than one of same promotion line, or more than one among Maintenance workers of the same job assigned in a determined area, when the permit is requested by workers to provide regular high school studies or professional. Permits shall be grants for a maximum of 3 years and the substitute worker Hill not acquire rights during such time, therefore if a worker in leave by permit comebacks to work, the substitute worker will return to its ordinary job position.

In the event that the substitute is a temporary worker, the contract will terminate when the original worker returns. Worker, who requested permit to study, may resign such permit as deemed convenient, notifying the Company thru the Union with 8 days of anticipation. During the time this permit lasts, the worker will not receive seniority rights..

46.-	The Company shall grant plant workers, permit with salary in the following cases:

A).-	In order to review the Collective labor Contract

1.	If it is a general review, the review commission of no more than 9 workers, for a term of 15 days.

2.	If it is the salary review commission, of no more that 9 workers for a period of seven days..

In both cases it includes General Secretary and Labor Secretary of Section 23, the Company shall pay this review commission, salaries, airplane transportation from Canticas, Ver, to Mexico City and travel expenses $700.00 (seven hundred pesos) per day.

Permits for these commissioners shall be requested in writing by the Union with at least 15 days prior to the date in which the permit should start.

B).-	For up to 300 Days per year for union commissions, in any case it will exceed from two absent workers on a same day. As per request of the national Executive Committee, two workers per three promotion lines in operation or in maintenance specialty, without affecting operation and maintenance of the plant..

Days in which the commissioner are absent and need to be counted individually, shall be added collectively, in order to discount them form the 300 days granted by the Company for such effect. Years begin from June 15 and end June 15 of next year.. Permits mentioned in this paragraph shall be requested to the Human Resources Management in writing by the Union,a nd with at least 1 day in advance. These permits will be ranted without regard of permits mentioned in caluse A) above.

The Company shall never advance permits in account of the annual 300 days if the following occurs:

C)	3 labor day due to marriage. This permit shall be requested in writting an with 8 days in advence, the worker shall exhibit the marriage certificate upon returining.}

D)	To General, Labor and Social Prevision Secretaries of the Local Executive Committee, for all the time their positions last, beginning the day in which they take position of such..

Procedimiento No: PARL-007 Fecha de emisión: 28 Mayo/ 03 Ultima revisión: 21 Febrero/2005 Frecuencia de Revisión: Anual Próxima Revisión: Junio /06 Hoja No: 2 de 3	A U T O R I Z A C I O N E S
	Gustavo A. Vera Alpuche Human Resources Manager	Alfredo León García General Secretary of the S.T.I.Q.P.C.S.y C. de la R.M	Adrián Almeida Sosa Human Resources and Communications Manager.

LABOR RELATIONS ADMINISTRATION MANUAL CHAPTER 7: PERMITS

E)	To the General, Labor and Social Prevision Secretaries of the Local Executive Committee substitutes during their vacations..

F)	To the General, and Labor Secretaries substitutes when assisting general reviews and salary reviews of the contract.

G)	For five natural consecutive days in the event of death of spouse or concubine.

For three consecutive natural days in the event of death of father, mother, sibling or child..

In both cases the day of death and or burial is included and able to enjoy within those days the “novenario”.

Worker shall prove with official documents, such death and relation-

In the event of these deaths, if such occur 100 km or more away from Coatzacoalcos, Ver., worker shall enjoy one additional day.

H)	For three days when the wife or concubine gives birth, these three days can be chosen from the following five:

1.	Day the mother enters maternity ward.

2.	Day before birth.

3.	Day of birth.

4.	Day after birth.

5.	Day the mother leaves maternity ward.

In the event of points G) & H) of this clause, the concubine shall be previously registered as such before the Mexican Social Security Institute.

Not enjoyed permit days of point B) of this clause, ten days will be provided by next annual fee and the rest, if there is, the Executive Local Committee shall be terminated to the Local Executive Committee o an daily salary basis..

47.-	When the worker is obliged to abstain from work without previous permit, it shall notice the situation before entrance time to shift, a and also to justify the absence within three labor days. When the absences are due to sickness, the only justification proof will be the incapacity certificate issued by the Social Security Institute.

Procedimiento No: PARL-007 Fecha de emisión: 28 Mayo/ 03 Ultima revisión: 21 Febrero/2005 Frecuencia de Revisión: Anual Próxima Revisión: Junio /06 Hoja No: 3 de 3	A U T O R I Z A C I O N E S
	Gustavo A. Vera Alpuche Human Resources Manager	Alfredo León García General Secretary of the S.T.I.Q.P.C.S.y C. de la R.M	Adrián Almeida Sosa Human Resources and Communications Manager.

LABOR RELATIONS ADMINISTRATION MANUAL CHAPTER 8: SALARIES AND PAYMENTS

I.- PROCEDURE TITLE: Salaries and Payments

II.-OBJECTIVE:

Cover accordingly to all personnel the salary avoiding delays or lack of days in the envelope.

III.-REACH:

•	Applies to all personnel and in the Labor Relations Administration Manual and the Collective Labor Contract.

•	Applies to relations established with Section 23 of the S.T.I.Q.P.C.S.Y C. de la R.M. and Rhodia Fosfatados de México, S.A. de C.V.

IV.-REFERENCE:

Chapter VIII.- of the Collective Labor Contract which precedes this Manual.

V.-DESCRIPTION:

48.-	The workers will enjoy the wages that are specified in the tabulator that is attached to the Collective Labor Contract.

49.-	Due to the fact that in most of the operations of the factory there are constant labors during seven days of the week, there will be workers who will cover shifts, who will enjoy the corresponding salary since it is exactly cover in every day of the week, therefore there will be workers who for some days of the week will have salary different from that of other days, always and when they relieve workers of different category in order that these enjoy their weekly breaks.

For the purpose of inscription in the social security and payment of all the contractual benefits the average of the wages shall be taken as a base according to the number of days of the week that the relief covers in each of the two positions.

50.-	Operators of payloaders normally will receive the salary corresponding to their category or that of an operator “B”, nevertheless, the days at which they are employed inside the warehouses of the ships to help in maneuvers of the exhaust of phosphoric rock and those in which, inside the store collaborate in the maneuver of loading ships with triple superphosphate, will receive an equal salary to which it corresponds to the operator’s category “C” for the inscription in the Mexican Institute of the Social Security and for the payment of vacations and bonus, will be taken as base the average of two wages earned in the previous immediate calendar year.

51.-	For effect of payment, the week of work begins on Thursday at 7:00 hours, and ends on Thursday following 7:00. The wages will be paid in cash during labor hours in Tuesday of every week. In the event that in the payment envelope, Money is missing in relation with the net amount that appears in the corresponding receipt or if consumer checks or food checks are not in the envelope, claim must be made immediately to the payer and under the same shift it will be resolved.

Procedure No: PARL-008 Date of issue: May 28 / 03 Last Review: February 21/2005 Review Frequency: Annual Next review: June /06 Page No: 1 of 3	A U T O R I Z A C I O N E S
	Gustavo A. Vera Alpuche Human Resources Manager	Alfredo León García General Secretary of Section 23, del S.T.I.Q.P.C.S.y C. de la R.M	Adrián Almeida Sosa Human Resources and Communications Directos

LABOR RELATIONS ADMINISTRATION MANUAL CHAPTER 8: SALARIES AND PAYMENTS

If there will be some mistake in the liquidation, the claim needs to be made by the worker immediately to the respective supervisor and in case of proceeding it was paid on the following labor day at 14:00. The Company will publish in visible places in the first ten days of every month, a list of the wages and presentations not claimed by the workers during the month previous immediate calendar and it will deliver copy of this list to the Union.

52.-	Both the wages and the benefits will be paid to the workers in cash. Together with the payment that is delivered them a duplicate of the receipt in which consist the concepts of payment and discount. The worker will have to sign the receipt for security of the company and preserve the duplicate for the effects to which take place. Wages and presentations will be paid directly to the workers or in their absence to the person that the worker has designated by means of letter signed before two witnesses

53.-	Temporary workers on the day their contract expires, shall be paid in all their salaries and benefits up to such date of expiration, including this liquidation the proportional part of Christmas bonus and vacations. With the sole exception is that over time worked for the last two days of the contract, shall be paid the next day between 3:00 pm and 4:00 pm at the Unit Cashier.

54.-	The Company remains obliged to do the deductions or discounts in the wages of workers specified as follows.:

A)	By ordinary and extraordinary Union fees.

B)	For the payment of legal taxes established or established in the future.

C)	For the payment of fees related to the savings association developed by workers.

D)	Under the terms of point IV of article 110 of the Law, for payments of fees at the consumption cooperative established by the workers and for the payment of merchandise bought in such

E)	For the payment of life insurance premiums taken by the workers. In this case it is required that the worker and the National Executive Committee sign the request for discount.

F)	For all other concepts listed in article 110 of the Law.

55.-	The amount of deductions of union fees, shall be the following way: forty five percent shall be delivered to the Treasurer or in his absence, to the General Secretary of the Local Executive Committee; fifty five per cent remaining shall be sent by mail to the National Executive Committee offices of the Union, by check issued in favor of the Union and the deliveries shall be made by the Company, precisely within the next 3 days after the deduction. Local Treasurer and National Union shall grant the respective receipt. Extraordinary fees shall be delivered to the Company as instructed in every case in writing..

Procedure No: PARL-008 Date of issue: May 28 / 03 Last Review: February 21/2005 Review Frequency: Annual Next review: June /06 Page No: 2 of 3	A U T O R I Z A C I O N E S
	Gustavo A. Vera Alpuche Human Resources Manager	Alfredo León García General Secretary of Section 23, del S.T.I.Q.P.C.S.y C. de la R.M	Adrián Almeida Sosa Human Resources and Communications Directos

LABOR ADMINISTRATION MANUAL CHAPTER 9: SOCIAL SECURITY

I.- PROCEDURE TITLE: Social Security

II.-OBJECTIVE:

That personnel acknowledge benefits provided in this chapter and that derive from the I.M.S.S. (Mexican Institute for Social Security) and the Federal Labor Law.

III.-REACH :

•	Applies to all personnel and to the Labor Relations Administration Manual and the Collective Labor Contract..

•	Applies to relations established with Section 23 of S.T.I.Q.P.C.S.Y C. de la R.M. and Rhodia Fosfatados de México, S.A. de C.V.

IV.-REFERENCE:

Chapter IX.- of the Collective Labor Contract, which precedes this Labor Relations Administration Manual.

V.-DESCRIPTION:

56.-	See C.C.T.

57.-	See C.C.T.

58.-	Company and Union agree to request the Mexican Social Security Institute the execution of an agreement by which with the delivery of the respective incapacity from the Company to the Institute, such organization shall pay the workers all benefits regarding non professional sickness or salaries in the event of professional risk and that the Institute obliges to reimburse such payments to the Company.

59.-	The Company commits to deliver the National Executive Committee of the Union, a monthly amount equivalent to 2% of the tabled salaries of their unionized plant workers, earned during ordinary time so that the Union may destine such amount for payment of life insurance for such workers, which is contracted or going to be contracted with an legally authorized insurance company.

60.-	In the event of natural cause death of a worker during contract term, the company shall deliver to the designated beneficiary by the worker an amount of $6,000.00 (Six thousand pesos 00/100). In the event that death is accidental, the company shall deliver to the designated beneficiary an amount equal to $12,000.00 (Twelve thousand Pesos 00/100). In both cases, the Company shall grant a bonus for funeral expenses, of an amount equal to $2,000.00 (two thousand pesos 00/100) . If the worker dies outside of the Coatzacoalcos Veracruz city, the company shall pay transportation expenses to such City. If the worker dies in Coatzacoalcos Ver., and the family requests, the Company shall pay transportation expenses to this City or any other City within the limit of a 200 km radio..

Procedimiento No: PARL-009 Fecha de emisión: 28 Mayo/ 03 Ultima revisión: 21 Febrero/2005 Frecuencia de Revisión: Anual Próxima Revisión: Junio /06 Hoja No: 1 de 3	A U T O R I Z A C I O N E S
	Gustavo A. Vera Alpuche Gerente de Recursos Humanos	Alfredo León García Secretario General de la Sección 23, del S.T.I.Q.P.C.S.y C. de la R.M	Adrián Almeida Sosa Director de Recursos Humanos y Comunicaciones

LABOR ADMINISTRATION MANUAL CHAPTER 9: SOCIAL SECURITY

61.-	Workers that as a consequence of an accident suffered inside the Industrial Unit, become partially permanently incapacitated approved by the Mexican Social Security Institute, that will not permit them to comeback and carry put the same work, but able to carry out another job of those existing in the Industrial Unit, the Company is obliged to provide them. With this purpose, the Company is allowed to make all necessary personnel movements, even when promotion expectative of other workers are affected.. In the event of the position is to be occupied by the worker who suffered the accident, the company shall respect the salary before the accident.

62.-	Workers who, by prescription from social Security need to use glasses and that due to their position require security prescription glasses, these will be provided with the corresponding prescription. If security glasses are damaged due to the course of time and handling, the company will provide the worker with new ones, prior delivery of the old ones, without the need of a new prescription from Social Security and only the determination of the optometrist, of Social Security or designated by the Company.

63.-	Workers are obliged to submit at any moment to the medical exams deemed necessary by the Company, and such obliges to examine all plant workers every six months. The Company obliges to have permanent medical service during all shifts and every day of the year, in order to be able to provide workers with first aid in the event of professional risks or non professional emergencies, nurses shall be professionals with a degree and with at least 3 years of experience before working for the Company. Degree can be substituted with 5 years of prior proved experience.

Workers who are sent by medical service to receive medical attention before IMSS during labor hours, the Company shall provided with transportation to the IMSS clinic at Coatzacoalcos, Ver., also, to notice the Union and next of kin of the ill worker if by the seriousness is necessary.

The Company obliges to have an ambulance available at all times and an authorized person from the Company to drive it, in the event of it is necessary to transport an ill or accident worker,

Procedimiento No: PARL-009 Fecha de emisión: 28 Mayo/ 03 Ultima revisión: 21 Febrero/2005 Frecuencia de Revisión: Anual Próxima Revisión: Junio /06 Hoja No: 2 de 3	A U T O R I Z A C I O N E S
	Gustavo A. Vera Alpuche Gerente de Recursos Humanos	Alfredo León García Secretario General de la Sección 23, del S.T.I.Q.P.C.S.y C. de la R.M	Adrián Almeida Sosa Director de Recursos Humanos y Comunicaciones

LABOR RELATIONS ADMINISTRATION MANUAL CHAPTER 10: SEVERAL DISPOSITIONS

I.- PROCEDURE TITLE: Several Dispositions

II.-OBJECTIVE:

That personnel have knowledge of the real reach of their rights and obligations and that derive from the dispositions which content is binding and are contained in this chapter.

III.-REACH:

•	Applies to all personnel and in the Labor Relations Administration Manual and the Collective Labor Contract.

•	Applies to relations established with Section 23 of the S.T.I.Q.P.C.S.Y C. de la R.M. and Rhodia Fosfatados de México, S.A. de C.V.

IV.-REFERENCE:

Chapter X.- of the Collective Labor Contract which precedes this Manual.

V.-DESCRIPTION:

64.-	The Company will not discount any quantity for the deterioration or natural wear of the tools or equipments for safety, but the workers are forced to pay to the Company the value of the reinstatement of the equipment or tools that are lost and those that they render useless or spoil for inadequate use, it is authorized to the Company to deduce of the wages the value of reinstatement of the above mentioned equipments or tools.

The tools that are provided to a worker for special works and that therefore are not part of the normal personal kit, invariably will be returned by the worker to the tools cage after having finished labors in the same day in which there where provided therefore, the Company is not allowed to remove the tools of the kit inside the box of the worker.

Before the Company discounts for tools lost or spoiled, the worker will have a term of 30 calendar days to reinstate the tool missed or damaged by other one of equal nature and in good condition for use.

65.-	The Company binds to provide plant workers, four uniforms a year, in consequence, the workers will be forced to appear to work duly uniformed.

When due to work uniforms deteriorate before the year, the Company previous review of the case and return of the damaged uniform, will reinstate it.

The company will deliver four safety pairs of shoes a year, to plant workers, the first one in the first week of September, the second one in the first week of December, the third one in the first week of March and the fourth in the first week of June.

The uniforms will be delivered in the first week of April of every year. The Commission of Security and Hygiene will define the quality of the clothes and shoes together with SSMA’s department

66.-	The Company binds to establish a service of transport to the Cities of Coatzacoalcos, Minatitlán, Cosoleacaque and Allende’s Congregation to the Industrial Unit and vice versa, exclusively at the entry and exit of ordinary shifts. Since the place of contracting of each and every of the workers is precisely the Industrial Unit, the transport is a facility that the Company gives workers who want to take advantage of it and therefore, the use of the same is absolutely voluntary for them. The modification to the already established routes will be in agreement between Company and Union.

Procedimiento No: PARL-0010 Fecha de emisión: 28 Mayo/ 99 Ultima revisión: Junio 19, 2000 Frecuencia de Revisión: Anual Próxima Revisión: Junio /02 Hoja No: 1 de 8	A U T O R I Z A C I O N E S
	ING. OSCAR ALEMAN VELASQUEZ Human Resources Manager	SR. ALBERTO VALENZUELA ZAMUDIO General Secretary of Section 23, of S.T.I.Q.P.C.S. y C. de la R.M	ING. JUAN DUCH GARY Human Resources and Communications Manager

LABOR RELATIONS ADMINISTRATION MANUAL CHAPTER 10: SEVERAL DISPOSITIONS

67.-	Both parties agree that not even the Union can intervene in the administrative matters of the Company in any way, not even the Company can intervene in any way in the internal regime of the Union.

Both trust personnel and unionized workers are forced to treat reciprocally by the due respect and comity.

68.-	See C.C.T.

69.-	An agreement between the Company and the Union is needed in order for a worker to be reinstalled to work.

70.-	The Company binds to suspend the worker or workers who are sanctioned in this form by the Union, when the suspended ones are different, the Company will be able to apply the sanctions successively, so that the labors are not harmed. The application of the sanctions to which this clause refers will be always a previous request in writing of the Union and without responsibility for the Company.

71.-	See C.C.T.

72.-	Mistakes in which the workers incur and that do not deserve the rescission of their labor contract, will be able to be sanctioned by the Company by means of admonitions written or work suspensions that in no case shall be able to exceed of eight labor days.

If the worker does not consent the sanction dictated by the Company, it shall will have the right to come to the Union representation before the punishment is applied and the Company will have the obligation to attend to the above mentioned representation to answer the complaint.

If when the investigation of the claim is resolved, in such a way that states that the sanction is excessive or unjustified, such will be diminished or revoked in its case. If the sanction was a written admonition and in agreement with the investigation it turned out to be unjustified, it will be destroyed in order that precedent does not stay in the process of the worker.

The investigation will be done by the intervention of the Union and if the parties don’t come to an agreement, the Company will apply the corresponding sanction under its own responsibility.

In order to be possible that the investigation to which this clause refers, any sanction will have to be reported to the worker and to the Union in writing and if it is a question of suspension, at least with three working days of anticipation to the date in which effect star to take place

The disciplinary sanctions for the unjustified absences to work, are applied as per the following:

If in three previous months the worker has had a sole absence (the one to punish) the disciplinary sanction will consist in admonition in writing, if there have been two absences (the one punishing and the other), the disciplinary sanction will be also an admonition in writing, if three absences (the punished an two more) the disciplinary sanction will be two working days of suspension, if there are four absences, (the one punishing and other three), the disciplinary sanction will be four working days of suspension and if it where five or more absences (the one that is punished and other four or more), the disciplinary sanction will be six working days of suspension.

73.-	Those workers that in the period of one month calendar do not have more than two delays and do not have any absences of valid or unjustified assistance, they will receive a prize equivalent to two days of tabulated salary.

Procedimiento No: PARL-0010 Fecha de emisión: 28 Mayo/ 99 Ultima revisión: Junio 19, 2000 Frecuencia de Revisión: Anual Próxima Revisión: Junio /02 Hoja No: 2 de 8	A U T O R I Z A C I O N E S
	ING. OSCAR ALEMAN VELASQUEZ Human Resources Manager	SR. ALBERTO VALENZUELA ZAMUDIO General Secretary of Section 23, of S.T.I.Q.P.C.S. y C. de la R.M	ING. JUAN DUCH GARY Human Resources and Communications Manager

LABOR RELATIONS ADMINISTRATION MANUAL CHAPTER 10: SEVERAL DISPOSITIONS

Those that in the course of one year (of 1st of December to the following November 30) have earned at least ten monthly prizes, the Company will grant them an additional prize equivalent to fifteen days of tabulated salary. The monthly prizes will be paid to the workers together with their payment they receive on the second Tuesday of every month and the annual prize between 15 and on December 20 of every year.

For the effects of this prize of punctuality and assistance, the following ones are not considered to be absences: the originated ones for vacations, the prizes granted with possession of salary, the absences for death of wife, parents, children, or brothers or for childbirth of the wife, the absences referred in clauses 34 and 74 as well as the absences derived by disabilities protected by the Mexican Institute of the Social Security as consequence of a surgical major intervention.

In case of a mistake in the respective payment of the monthly prize, and such is not received fully and was earned by the worker, may claim before the immediate supervisor within the same shift and in case the payment proceeds, it will be done on the following labor day at 14:00.

When a worker after having been employed at its shift for at least four hours and obtains permission to go to Social Security for feeling sick, will not lose the monthly prize, as long as the company verifies that the worker appeared at the clinic to be attended on the same day

74.-	The worker who in six consecutive months has not had any unjustified absences, shall have the right to take a day with salary payment, for up to three consecutive or non consecutive days, previous notice given to the Company in writing, at least with a day of anticipation and as long as when it is Maintenance worker and no other worker is going to be absent on the same days and if it is a Distribution, Packing and Shipment worker, no more than two at the same time are able to be absent for this concept nor any more of one of the same category. No worker will be able to be absent from labors under this concept, in the period between December 20 and January 5 of the following year.

This right is accumulative, for example, the worker who in twelve consecutive months has not had any absences, will have the right to be absent from labor receiving salary for up to six working days. The rights recorded in this clause will not be affectedby absences originated by vacations, by permissions granted with possession of salary, for death of the wife, parents, children or siblings, childbirth..

The worker who earns the prize, will be able election to receive the amount of three days of tabulated salary, immediately after expiring six months without absence and afterwards to ask for permission for three days in the conditions indicated previously, but without possession of salary or to receive salary of the days of permission in the week or weeks in which enjoys them.

75.-	See C.C.T.

76.-	The Company binds to continue contributing to the sport workers in the form in which it has been doing it. The parties bind to create a Mixed Commission to administer the funds of this benefit, which also will be able to be dedicated to fomenting the cultural development of the personnel of the Company.

77.-	The Company binds to destine the quantity of: $ 40,880.00 (Forty thousand eight hundred eighty pesos 00/100) per year for scholarships of workers children who carry out vocational studies, of preparatory or professionals and for workers who carry out professional studies. The distribution of the scholarships will be done under the terms in which the Company and Union agrees. To grant and to support the scholarships, the parties will subject themselves to the regulation that for this effect they formulate. In case in one year the whole of the scholarships do not deal, the not exercised quantity will submit to the Union Section in order that this is destined it to acquire books for the library.

Procedimiento No: PARL-0010 Fecha de emisión: 28 Mayo/ 99 Ultima revisión: Junio 19, 2000 Frecuencia de Revisión: Anual Próxima Revisión: Junio /02 Hoja No: 3 de 8	A U T O R I Z A C I O N E S
	ING. OSCAR ALEMAN VELASQUEZ Human Resources Manager	SR. ALBERTO VALENZUELA ZAMUDIO General Secretary of Section 23, of S.T.I.Q.P.C.S. y C. de la R.M	ING. JUAN DUCH GARY Human Resources and Communications Manager

LABOR RELATIONS ADMINISTRATION MANUAL CHAPTER 10: SEVERAL DISPOSITIONS

78.-	The Company binds to constitute a savings fund in conformity with the following bases:

A)	The Company will discount weekly to every worker 11% (Eleven per cent) on the amount of the tabulated salary and the Company will contribute an equal quantity to the contributed one by the worker.

B)	Both quantities will be invested weekly in a bank institution designated by the Executive Committee of the Union section, to the period and conditions that the above mentioned Executive Committee has a contract with the bank.

The retirement of funds will have to be done only by two representatives’ signatures of the Company and two representatives signatures of the Executive Committee of the Section, for this effect the Company will designate four representatives and the Union Section four representatives.

C)	The workers will have to assign in writing the person who should receive their funds in the event of death. These designations will be done by triplicate, giving a copy to the Company, one in power of the Union and one in power of the worker.

Into any moment the worker can change the name of the beneficiary, but it will not be had as made any change, if the corresponding writing is not delivered to the Company before the death of the worker.

D)	The liquidation of the savings fund plus the generated interests will be done during the period between 10 and on December 15. When the workers stops providing services for any reason will manage the payment of the saved money plus the interests to the date of retirement.

E)	Both parties agree in applying the fiscal law in force to the constituted savings fund.

79.-	The Company binds to deliver to the workers of plant weekly, consumption checks for commercial establishments of Coatzacoalcos’s port with a value of 13.00 % of tabulated wages.

Checks will be delivered to the workers together with their payment on Tuesday.

Checks will not be able to be exchanged by cash or use them to buy of liquors.

80.-	The Company will reach monthly to the Trust created by the Union for the retirement fund of the workers who have 15 fulfilled years of seniority in the Company, in the first fifteen days of every month, the equivalent one to 2.8 % of the tabulated wages gained by workers in the ordinary worn out time in the month of previous immediate calendar. In the same first fifteen days of every month, the company will deliver to the Executive Committee of the Section, a copy of the respective receipt of contribution and besides the list of what is contributed by every worker.

Annually the Company in January will deliver to the Executive Committee of the Section with copy to the Executive National Committee, the list accumulated of what was reached for every worker of during the previous immediate year. The Company will be totally independent to the managing of this Trust

Likewise the Company in the term foreseen in the paragraph that precedes, was contributing the quantity of:——1.00 monthly for each of the workers.

81.-	See C.C.T.

82.-	The Company binds to give in every year of contracting, twelve voluntary retirement for workers who have fifteen fulfilled years or more of seniority and who due to age do not have the right to retire conformity with the pension plan established in the Company.

The value of every retirement will be the amount of three months of salary more twenty days of salary for every fulfilled year of services, independently of the legal seniority premium that corresponds to the worker in conformity with the article 162 of the

Procedimiento No: PARL-0010 Fecha de emisión: 28 Mayo/ 99 Ultima revisión: Junio 19, 2000 Frecuencia de Revisión: Anual Próxima Revisión: Junio /02 Hoja No: 4 de 8	A U T O R I Z A C I O N E S
	ING. OSCAR ALEMAN VELASQUEZ Human Resources Manager	SR. ALBERTO VALENZUELA ZAMUDIO General Secretary of Section 23, of S.T.I.Q.P.C.S. y C. de la R.M	ING. JUAN DUCH GARY Human Resources and Communications Manager

LABOR RELATIONS ADMINISTRATION MANUAL CHAPTER 10: SEVERAL DISPOSITIONS

Law. The salary that will be used to calculate the value of the retirement will be tabulated increasing with the oversalary for seniority as per clause 81 of the contract, besides the proportional part of the bonus, proportional part of vacation premium and the proportional part of the contribution of the company to the savings fund. The withdrawals that the Company was paying will be only twelve per year of contracting, but if in any year there were not carried out twelve retirements, the lacking ones will be able to accumulate on the following year.

Annually during the first twenty days of September, the workers who have fifteen years ó more compliments of antiquity that do not have right to the retirement and that they want to withdraw, will request it in writing to the Company with copy to the Executive Committee of the Union Section. If the number of requests will be superior to the number of available retirement, the preference will correspond to the most ancient workers. The retirement will be paid because of two monthly ones from following October fifteen.

If after having been approved the retirement of a certain worker for filling the requirements and for the preference to correspond to, the worker was dying before retire and received the payment, the quantity corresponding to three months of salary and twenty days of salary for every year of service, it will correspond to the special beneficiary for this case, which the worker has designated in writing, which will do immediately after its retirement was approved, the seniority bonus will correspond to its legal beneficiaries. If before they have paid all the retirement corresponding to an annuity, some worker with ten years of antiquity and without right to the retirement declared it and invalidate it permanently for the Mexican Institute of the Social Assurance, it will have a right to which the Company pays the retirement to it instead of the worker who was programmed for the last month of payment and the retirement of this one will be postponed until the following year, always and when it returns to request it between the first one and on September, twenty of this following year, and in this case it will prefer before other solicitors.

If the permanent disability was decreed by the Mexican Institute of the Social Assurance after there has been paid all the retirement corresponding to the annuity, the company will pay the worker I invalidate both the legal premium of antiquity and the value of the retirement and there will be diminished the number of retirement of the following year.

If before there has been paid all the retirement corresponding to this annuity some worker was dying, its beneficiaries will have rights to which the Company pays the retirement to them instead of the worker who was programmed for the last month of payment and the retirement of this one postpone until the following year, always and when it returns to request them between the first one and on September, twenty of the following year and in this case, it will prefer before other solicitors.

If the death took place after there has been paid all the retirement corresponding to the annuity the Company was paying to the beneficiaries both the legal premium of antiquity and the value of the retirement and there will be diminished the number of retirement of the following year.

83.-	Independently of the voluntary retirement to which clause 82 refers, the company binds to give in every year of contracting, 5 voluntary retirement for workers who are 15 years old or more compliments of services, but this retirement was paying 82 to 70% of the value of the retirement to which the clause refers.

If before they have paid to themselves all the retirement corresponding to an annuity, some worker that they have between 5 and 9 fulfilled years of service, declared he was a permanent disabled person for the Mexican Institute Social Assurance will have right to which the Company pays the retirement to him instead of the worker who was programmed for the last month of payment and the retirement of this one postpone until the following year, always and when it returns to request it between 01 and on September 20 of the following year. Other aspects of regulation of this additional retirement to 70 % will be the same the established ones in the clause 82.

Procedimiento No: PARL-0010 Fecha de emisión: 28 Mayo/ 99 Ultima revisión: Junio 19, 2000 Frecuencia de Revisión: Anual Próxima Revisión: Junio /02 Hoja No: 5 de 8	A U T O R I Z A C I O N E S
	ING. OSCAR ALEMAN VELASQUEZ Human Resources Manager	SR. ALBERTO VALENZUELA ZAMUDIO General Secretary of Section 23, of S.T.I.Q.P.C.S. y C. de la R.M	ING. JUAN DUCH GARY Human Resources and Communications Manager

LABOR RELATIONS ADMINISTRATION MANUAL CHAPTER 10: SEVERAL DISPOSITIONS

84.-	The Company binds to deliver annually to the Union the quantity of: 28,880.00 $ (Twenty-eight thousand eight hundred eighty weight 00/100 m. N) for concept of expenses of social forecast that the Union was destining for help the workers in the cases of death of parents spouse and children.

85.-	The Company binds to pay plant workers for concept of anticipation to account of profit sharing of every fiscal year, the amount of 8 days of tabulated salary. This payment will be done on January 5 of the following year. If the legal profit share was throwing a quantity larger than the mentioned days, the Company will pay the workers the difference that results in their favor, if it is less, the worker will preserve the days of salary anticipated as guarantee.

86.-	In order to foment recreational and cultural activities among unionized plant workers, the Company agrees to contribute monthly 1% (one per cent) of the list of the above mentioned personnel, for the creation of recreational and cultural centers for the unionized workers and their families. The contribution needs to be submitted to the Secretary of Finance and Administration of the Executive National Committee in order that this one administers the fund created.

87.-	The Company will deliver to the Union for every year of contracting as lending the quantity of $ 16,000.00 (Sixteen thousand pesos, 00/100.), for the beginning of operations of the saving bank of the workers. This quantity will be returned to the company on June 15 of the following year.

88.-	The seniority of the workers who acquire the plant after having passed satisfactorily the periods of training and proof, was counted from the day in which they initiated training, the seniority of the workers who acquire the plant after having passed satisfactorily the training period to which this manual refers, one was counting from the day in which initiate the training period. The seniority of the workers who on having acquired the plant are contracted as eventual workers, will be counted(told) from the date in which they started giving services to the company uninterrupted, or from the last reentry to the Company.

89.-	During September of every year, the Company binds to formulate a list of senior workers, in which it will be included, the name of the worker, the number of card, the category of the worker and the date from which it starts counting the seniority of category. Of this list it will have to deliver a copy to the Union and other one will have to be fixed in the boards of notices, if some worker is not consent to any of the information that appear in the list of antiquities, will have to formulate the claim in the first fifteen days of October following that of the publication and in this case, there will be done the rectifications that proceed.

If the day in which the worker publishes the list of antiquities is of vacations or incapacitated, it will have to formulate the) claim in five days following the date of the reentry to the work, after passed the period to which it refers clause is, some claim will not be admitted and the information of the lists of antiquities will be definitive up to while is published the list of the following year.

90.-	The Company binds to deliver to each worker with copy to the union in February of every year, a witness in the one that indicates itself the total quantity that in the previous immediate year should have discounted him for concept of income taxes.

During the first ten days of April, the Company will deliver each of the plant workers, with copy to the Union, a witness in the one that indicates the total sum paid in cash to the worker during the previous immediate year, the quantity that in the previous immediate year should have retained him for concept of income taxes if it exists or does not differs in favor of the worker or at the expense of the worker. In case beech differs in favor of the worker, the Company will pay it to them and if the difference was at the expense of the worker in communication the Company will indicate the amount of the additional discounts that every week the worker will do until this difference is amortized.

In February of every year the Company will deliver to the Union relation of the number of weeks quoted by each of plant

Procedimiento No: PARL-0010 Fecha de emisión: 28 Mayo/ 99 Ultima revisión: Junio 19, 2000 Frecuencia de Revisión: Anual Próxima Revisión: Junio /02 Hoja No: 6 de 8	A U T O R I Z A C I O N E S
	ING. OSCAR ALEMAN VELASQUEZ Human Resources Manager	SR. ALBERTO VALENZUELA ZAMUDIO General Secretary of Section 23, of S.T.I.Q.P.C.S. y C. de la R.M	ING. JUAN DUCH GARY Human Resources and Communications Manager

LABOR RELATIONS ADMINISTRATION MANUAL CHAPTER 10: SEVERAL DISPOSITIONS

workers and of the group or groups in which these quotes were paid. Equally the Company binds to deliver to the Union in August and February, a relation that indicates the discounts that should have been done to the workers in the periods from January to June and from July to December, respectively for concept of ordinary and extraordinary quotas.

91.	The company binds to deliver to the Union, the mask of the manifestation of the tax to the global revenue of the companies inside the terms that the Law fixes. In case this one present some complementary declaration, also it will deliver copy of the mask to the Union.

92.	In case it will be necessary to practice some readjustment of personnel, it will be done in the terms about which it Company and Union agree, without prejudice of the rights of the workers. For lack of agreement, the Company will proceed in the terms of Law.

93.-	The Company will give the orders to stamp the contract that includes the tabulator, in a leaflet of which 500 copies will be delivered go out Union in order that it distributes them between the unionized workers. This one will have to be done during 45 days following the date of the signature of the same one.

94.-	See C.C.T.

Procedimiento No: PARL-0010 Fecha de emisión: 28 Mayo/ 99 Ultima revisión: Junio 19, 2000 Frecuencia de Revisión: Anual Próxima Revisión: Junio /02 Hoja No: 7 de 8	A U T O R I Z A C I O N E S
	ING. OSCAR ALEMAN VELASQUEZ Human Resources Manager	SR. ALBERTO VALENZUELA ZAMUDIO General Secretary of Section 23, of S.T.I.Q.P.C.S. y C. de la R.M	ING. JUAN DUCH GARY Human Resources and Communications Manager

LABOR RELATIONS ADMINISTRATION MANUAL CHAPTER: TRANSITORY

TRANSITORY

FIRST.- See C.C.T.

SECOND: Company and Union are obliged to integrate the Productivity Commission, at least 30 after the execution of this contract, in order to establish the bases and regulations for productivity bonus delivery to workers.

THIRD. Both parties agree to maintain a Committee in order to carry out modernity for collective contracting.

AGREEMENT ENTERED INTO BY RHODIA FOSFATADOS DE MÉXICO, S.A DE C.V AND THE WORKERS UNION FOR THE CHEMICAL, PETROCHEMICAL, CARBON CHEMICAL, SIMILAR AND RELATED INDUSTRIES OF THE MEXICAN REPUBLIC THAT PERMANENTLY REGULATES THE COLLECTIVE LABOR CONTRACT AND IS NOT A PART OF SUCH.

1.-The Company shall provide breakfast additionally to lunch, given to all personnel who doubles third shift to first shift..

2.- The company shall designate a general auxiliary for second and third shifts so that they can help the electrician and instrumentalist, when the worker needs so.

3.-	See C.C.T.

4.-	See C.C.T.

Procedure No: PARL-0011 Date of issue: 28 May/ 99 Last Review: Junio 15, 2000 Review Frequency: Annual Next Review: June /01 Page No: 1 ofe 1	A U T O R I Z A C I O N E S
	ING. OSCAR ALEMAN VELASQUEZ Human Resources Manager	SR ALBERTO VALENZUELA ZAMUDIO General Secretary Section 23, of S.T.I.Q.P.C.S.Y C. DE LA R.M	ING. JUAN DUCH GARY Human Resources and Communications Director

FEDERAL ARBITRATION AND CONCILIATION COURT

AUXILIARY SECRETARY FOR

STRIKE CALL, SPECIAL BOARD No. 15,

FILE No. III-989/200

WORKERS UNION OF THE

CHEMICAL, PETROCHEMICAL,

CARBOCHEMICAL, SIMILARS AND

RELATED INDUSTRIES OF THE

MEXICAN REPUBLIC

VS

RHODIA FOSFATADOS DE MEXICO,

S.A. DE C.V.

In Mexico City, as of June 8th, 2004, at eleven o’clock, date and hour designated to perform the CONCILIATIO HEARING, Lic. ANTONIO RAMIREZ ACEVEDO appears to represent the plaintiff Union. No one appears to represent defendant company.

ONCE THE BOARD IS INTEGRATED AND THE HEARING OPENED BY THE C. AUXILIAR.-

THE UNION STATES: Due to that the current conflict has been reconciled, in conciliatory proceeding, in this act and as per instructions from its representative, the Union decides to desist under its own responsibility and prejudice from the depositions list, that stated the strike warning against the company mentioned above, requesting in consequence, to archive the documents related to this matter, as totally and definitely concluded, due to lack of matter. Furthermore, requesting the return of notes, previous review and certification of such, that needs to be registered on file.

THE BOARD AGREES. That the conciliatory hearing is duly executed and the manifestations of the legal representative of the plaintiff Union for the corresponding legal effects; attending to its content, such UNION is hereby considered as DESISTED under its own responsibility from the depositions list, that stated the strike warning against the company mentioned above, in consequence, due to lack of matter, it is demanded to file the documents regarding this matter as a definite and totally concluded issue, for all legal effects that may apply. - As requested in this proceeding ,the notes are delivered, having kept a certified copy of such as receipt, so therefore, the file will lack of the folios marked with numbers 8 and 9. - NOTIFY. – Of the previous agreement those who appeared where notified, and signed to the margin for certainty. - Thus it provided it and it signed by The President of the Conciliatory and Arbitration

Court Lic. Miguel Angel Gutierrez Cantu, in coordination with representatives of the Special Board number 15. I testify ___________________________________

Signature President

File

With the above, the Union is satisfied with the Depositions List, that under strike warning delivered to the company mentioned above through the H. Conciliatory and Arbitration Court and the Auxiliary Secretary for Strike Call No. III-989/2004, In consequence, it obliges to desist from the strike call, and to ratify the Agreement before the Authority.

Mexico City as of, June the 19th 2004

Company:

Rhodia Fosfatados de Mèxico, S.A. de C.V.

Ing. Gustavo A. Vera Alpuche
Manager Human Resources	Lic. Cesar R. arela Cebreros
Chief Laboral Relations

Lic. Pablo Gerardo López Sánchez

Legal Representative

Workers Union of the Chemical, Petrochemical, Carbochemical, Similars and Related

Industries of the Mexican Republic.

C. Gilberto Muñoz Mosqueda
General Secretary	C. Noe Cadena Grajeda
Social Action Secretary

For Section Twenty-three

C. Alfredo León García
General Secretary	C. Maximino Pérez Balderas
Labor Secretary

Salaries that is part of the Collective Labor Contract signed between the Workers Union of the Chemical, Petrochemical, Carbochemical, Similars and Related Industries of the Mexican Republic. and “Rhodia Fosfatados de México, S.A. de C.V. in force as of June the 15th 2004.

Position	June 15th 04	Nov 20th 04
PRODUCTION:
Operator “D”	$391.55	$399.19
Operator “C”	323.32	329.63
Operator “B”	286.23	291.81
Worker in Training	181.41	185.97

Maintenance

Specialties of Maintenance Area, General Mechanic on Internal Combustion, in Carbochemistry, Machinery Operator, Soldering Workers, Instrumentation Worker and Electrician.

Oficial “D”	391.55	399.19
Oficial “C”	311.44	317.52
Oficial “B”	286.23	291.52
Oficial “A”	250.64	255.53
Worker in general	189.83	193.53

Rubber workers

Oficial “D”	391.55	399.19
Oficial “C”	315.90	322.06
Oficial “B”	290.69	296.36
Oficial “A”	249.15	254.01

First Crane Operator	391.55	399.19
Second Crane Operator	278.82	248.26
First Insulating Mason	315.90	284.26
Second Insulating Mason	268.44	273.68
Automotive Electrician	286.23	291.81
First Labeler Painter	286.23	291.81
Second painter	261.07	266.17
Bus Driver	269.93	275.20
Driver	285.05	263.08

Logistics and Distribution:

Operator “D”	391.55	399.19
Operator “C”	323.32	329.63
Operator “B”	286.23	291.81
Operator “A”	250.64	255.53

AGREEMENT ENTERED INTO BY THE WORKERS UNION OF THE CHEMICAL, PETROCHEMICAL, CARBOCHEMICAL, SIMILARS AND RELATED INDUSTRIES OF THE MEXICAN REPUBLIC, REPRESENTED BY MR. GILBERTO MUÑOZ MOSQUEDA AND MR. NOE CADENA GRAJEDA, ACTING AS GENERAL SECRETARY AND SOCIAL ACTION SECRETARY RESPECTIVELY, OF THE PLAINTIFF NATIONAL EXECUTIVE COMMITTEE AND ON THE OTHER HAND RHODIA FOSFATADOS DE MÉXICO, S.A. DE C.V. WITH DOMICILE IN COMPLEJO INDUSTRIAL PAJARITOS, 96800 COATZACOALCOS, VER. A.P. NUMBER 248 REPRESENTED BY ING. GUSTAVO ALBERTO VERA ALPUCHE, HUMAN RESOURCES MANAGER, LIC. CESAR RICARDO VARELA CEBREROS, LABOR RELATIONS CHIEF, AND LIC. PABLO GERARDO LÓPEZ SÁNCHEZ, LEGAL REPRESENTATIVE.

BACKGROUND

The Company and the Union have executed and registered before the Federal Conciliatory and Arbitration Court the Collective Labor Contract, which the review due date as of June 15th 2004.

Both parties have performed sufficient talks in order to agree all that is stated in the present Agreement to conclude the GENERAL REVIEW of the Collective Labor Contract.

WHEREAS, the Company and the Union grant the following:

CLAUSES

FIRST.- Both parties recognize each others personality for all the legal effects that apply.

SECOND.- Both parties agree to increase salaries as of June 15th 2004 in 2.5% (TWO POINT FIVE PERCENT), and 2% (TWO PERCENT) as of November 20th 2004.

THIRD.- Clause 5 is amended, adding Holy Friday of every year, the rest of the clause remains the same.

FOURTH.- Clause 21 is amended, increasing 1.5% (ONE POINT FIVE PERCENT), to be as of June 15th 2004, of 12.5% (TWELVE POINT FIVE PERCENT).

COMMISSIONERS

C. Vladimir Morales Morrugares

C. Mario Cruz Cortes

C. Alejandro Sánchez Clemente

C. Eulalio López León

C. Mario Valencia Sánchez

C. Alfonso Lara Guerrero

C. José Angel Santiago Desales

CARBOCHEMICALS, SIMILARS AND RELATED OF THE EXICAN REPUBLIC

Document number 230

File 23

WORKERS UNION OF THE CHEMICAL, PETROCHEMICAL, CARBOCHEMICAL, SIMILARS AND RELATED INDUSTRIES OF THE MEXICAN REPUBLIC AND RHODIA FOSFATADOS DE MEXICO, S.A DE C.V. CC-34/87-IX-VER.

C. PRESIDENT OF THE FEDERAL CONCILIATORY AND ARBITRATION COURT, COLLECTIVE CONTRACT AND INTERIOR LABOR REGULATIONS UNIT

GILBERTO MUÑOZ MOSQUEDA, as the Union General Secretary of the Union mentioned above, with certified personality in the mentioned file, before you….(parte illegible).

Through this document, I EXHIBIT THE AGREEMENT BY GENERAL REVIEW, executed by the parties mentioned in this document as of July 19th, 2004, requesting the addition of this Agreement to the Collective Labor Contract, which I duly registered before this H. Court, under number CC-34/87-IX-VER., so that all the legal effects may take place.

As per the above,

From you Mr. President, I respectfully request:

SOLE.- To agree as per this request, and to add the present documents to the Collective Labor Contract.

C. GILBERTO MUÑOZ MOSQUEDA